UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08220

Voya Variable Products Trust

(Exact name of registrant as specified in charter)

7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

CT Corporation System, 101 Federal Street, Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2017

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Annual Report
December 31, 2017
Classes ADV, I, R6, S and S2
Voya Variable Products Trust
■
Voya MidCap Opportunities Portfolio

■
Voya SmallCap Opportunities Portfolio

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

PROXY VOTING INFORMATION
A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Portfolios’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Portfolios’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for the Portfolios. The Portfolios’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolios’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Portfolios’ Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Portfolios by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

After a Strong Year, Positive Expectations
Dear Shareholder,
The U.S. equity market proved resilient throughout 2017, posting a “perfect pitch” year with not one single month of negative returns. A lot of chatter in the markets has focused on the low levels of volatility that prevailed in 2017, and whether 2018 will be the year that volatility returns (witness early February markets). As usual there are also any number of geopolitical or other risks that could cause a sell-off, but we are heartened by the reality of macroeconomic fundamentals, which include strong and synchronous global growth; we believe these would likely be a governor on a rise in volatility.
We believe the United States, Europe and China will continue to dominate the world economy in 2018. Combined, the three account for about $48 trillion of GDP, more than 60% of the $79 trillion global GDP produced each year. And the rest of the world still has its own positive backdrop: The International Monetary Fund projects that 185 of 190 national economies will grow in 2018.
While economic growth may be synchronous across the globe, it is not likely to be uniform — thus, broad global diversification across continents and asset classes remains important for positioning your portfolio to benefit from potential opportunities. Regardless of where individual markets are in their business cycles, we believe investors are best served by following their asset allocation plan and avoiding the temptation to time entry or exit points.
If your goals have changed, thoroughly discuss them with your investment advisor before making any changes to your investment strategy. We seek to remain a reliable partner committed to reliable investing, helping you and your investment advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.
Sincerely,
Shaun Mathews
President and Chief Executive Officer
Voya Family of Funds
January 19, 2018
The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.
International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

Market Perspective: Year Ended December 31, 2017

In our semi-annual report we described how global equities, in the form of the MSCI World IndexSM (the “Index”), measured in local currencies, including net reinvested dividends, rose 8.25%, carried higher in what seemed to be the path of least resistance. Investor sentiment was still trying to come to terms with the unexpected result of the U.S. presidential election. For this and perhaps more importantly, other reasons, the Index continued its advance, rising in every month, to end up 18.48% for the fiscal year. (The Index returned 22.40% for the year ended December 31, 2017, measured in U.S. dollars.)
By mid-year most commentators had largely discounted a reflation trade driven by U.S. legislative initiatives. But this did not mean that such initiatives were dead; just that the credibility of anything market friendly coming out of them had fallen very low. The President had said on February 9 that he would announce his pro-growth tax reform plan in the coming weeks. Nothing solid had emerged and by early July the Senate was still pre-occupied with the Affordable Care Act (“ACA”), desperately trying to pass any version of a repeal and replace bill. Such attempts finally foundered in the early hours of July 28.
But investors could still take comfort in a narrative of improving global growth and corporate earnings, with monetary conditions still historically easy, to underpin the prices of risk assets. The evidence was there to see. In August the Wall Street Journal observed that the prices of base metals had recently hit multi-year highs, inferring that investors were increasingly bullish on global growth, and later noted that every country tracked by the Organization for Economic Cooperation and Development was set to grow in 2017.
In the euro zone, unemployment ended November at 8.8%, the lowest since January 2009. Gross domestic product (“GDP”) grew 2.5% year-over-year in the third quarter of 2017, slightly higher than the U.S. (2.3%). The European Central Bank finally confirmed that monthly bond purchases would be halved to €30 billion in 2018. The region’s Economic Sentiment Indicator ended the period at the highest since 2000.
China’s GDP growth in the second quarter of 2017 was a healthy 6.9% year-over-year and 6.8% in the third. Imports were continuing to grow at double-digit year-over-year rates, supporting global demand. Excessive debt remained a problem in financial markets, however. In November the authorities announced curbs on leverage in asset management products and promises of guaranteed returns.
Even Japan contributed some good news with GDP rising in the third quarter of 2017 for the seventh straight quarter.
In the U.S., the Federal Reserve (“Fed”) added 25bp (0.25%) to the federal funds rate in March and did so again in June. But areas of sluggishness, like low core consumer price inflation and wage growth persisted into September, which started with devastating hurricanes and rising geo-political tensions with North Korea. Some commentators suggested that the Fed might be done for the year.
However, the hurricanes subsided, geo-political tensions cooled and yet another forlorn attempt to replace the ACA was shrugged off. The December employment report showed the unemployment rate barely above 4%, near the lowest since February 2001. Third quarter GDP growth was reported at 3.2% (annualized) after 3.1% in the second. The outline of a long-awaited pro-growth tax reform program was finally announced, although moving day by day to bring recalcitrant senators on board. For investors, its key feature was a reduction in the corporate tax rate to 21%, which many believed would be used to increase share buy-backs and dividends. The Fed duly raised the federal funds rate by another 25bp (0.25%) in December and the tax bill was signed into law on December 22.
In U.S. fixed income markets, the Bloomberg Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) added 3.54% in the fiscal year. The Treasury yield curve became flatter, with yields on maturities up to about nine years rising and those on longer maturities falling. Thus the Bloomberg Barclays U.S. Treasury Bond Index rose 2.31% while the Bloomberg Barclays Long-Term U.S. Treasury sub-index gained 8.53%. Indices of riskier classes generally outperformed Treasuries: the Bloomberg Barclays U.S. Corporate Investment Grade Bond Index climbed 6.42%, the Bloomberg Barclays High-Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) rose 7.50%.
U.S. equities, represented by the S&P 500® Index including dividends, surged 21.83% in 2017. The earnings per share of its constituent companies grew 6.4% year-over-year in the third quarter of 2017, after two quarters of double-digit gains. Technology was the leader, soaring 38.83%. Telecommunications and energy were the laggards, falling 1.25% and 1.01% respectively. Index companies thought to offer comparatively good earnings growth outperformed those considered to offer comparatively good value by more than 12%.
In currencies, the dollar fell 12.37% against the euro, 8.63% against the pound, reflecting some dissipation of the post-election reflation euphoria. In the meantime, the euro zone’s prospects had improved, while some of the panic over Brexit had faded. The dollar slipped 3.65% against the yen, moving within a narrow trading range for most of the year.
In international markets, the MSCI Japan® Index jumped 19.75% over the year, in an environment of improving corporate governance and profitability, with little competition from fixed income investments. The MSCI Europe ex UK® Index rose 13.59%. Aside from the positive developments noted above, corporate earnings were improving and political fears were assuaged by the election of a centrist President in France. But gains were muted by the strengthening euro. The MSCI UK® Index rose 11.94%. GDP growth was down to 0.4% in each of the middle two quarters, Brexit negotiations were slow and inconclusive and we believe by year end it was abundantly clear that the UK’s position was very weak.
All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.
Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

Benchmark Descriptions

Index	Description
Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An index that includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Bloomberg Barclays U.S. Aggregate Bond Index	An index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Bloomberg Barclays U.S. Corporate Investment Grade Bond Index	An index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Bloomberg Barclays Long-Term U.S. Treasury Index	This index measures the performance of U.S. Treasury bills with long-term maturity. The credit level for this index is investment grade. The rebalance scheme is monthly.
Bloomberg Barclays U.S. Treasury Bond Index	A market capitalization-weighted index that measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of one year or more.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Russell 2000® Growth Index	An index that measures the performance of securities of smaller U.S. companies with greater than average growth orientation.
Russell 2000® Index	An index that measures the performance of securities of small U.S. companies.
Russell Midcap® Growth Index	An index that measures the performance of those companies included in the Russell Midcap® Index with relatively higher price-to-book ratios and higher forecasted growth values.
Russell Midcap® Index	An index that measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 26% of the total market capitalization of the Russell 1000® Index.
S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

Voya MidCap Opportunities Portfolio	Portfolio Managers’ Report

Sector Diversification as of December 31, 2017 (as a percentage of net assets)

Information Technology	26.9%
Consumer Discretionary	17.6%
Industrials	17.0%
Health Care	13.8%
Financials	7.4%
Materials	6.1%
Consumer Staples	4.0%
Real Estate	3.1%
Energy	2.3%
Assets in Excess of Other Liabilities*	1.8%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya MidCap Opportunities Portfolio (the “Portfolio”) seeks long-term capital appreciation. The Portfolio is managed by Jeffery Bianchi, CFA, and Michael Pytosh, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended December 31, 2017, the Portfolio’s Class I shares provided a total return of 25.09% compared to the Russell Midcap® Growth Index and the Russell Midcap® Index, which returned 25.27% and 18.52%, respectively, for the same period.
Portfolio Specifics: The Portfolio outperformed the Russell Midcap® Growth Index before deducting fees and operating expenses, but underperformed net of those costs. Portfolio performance was driven primarily by stock selection. Stock selection within the consumer discretionary and information technology sectors detracted the most value. By contrast, stock selection within the health care and industrials sectors contributed the most to performance. An allocation to cash, while within the typical range, was also a headwind during the period.
O’Reilly Automotive, Inc., Alaska Air Group, Inc. and Regal Entertainment Group were among most significant detractors for the period.
An overweight position in O’Reilly Automotive, Inc. (“ORLY”) generated unfavorable results during the period. The company’s shares declined following weaker than expected quarterly results driven by weather-related headwinds and a tax refund delay. ORLY’s underperformance was further exacerbated by Amazon’s increased focus on the space which the market fears could result in greater price competition and margin pressure.
An overweight position in Alaska Air Group, Inc. (“ALK”) was a headwind during the period. In addition to higher jet fuel costs and softer RASM trends, the company’s shares declined following reported weaker than expected revenues in July and a decline in walk-up ticket prices. The integration of the Virgin America acquisition and the retention of its customer base has not been as smooth as investors had hoped for.
An overweight position in Regal Entertainment Group (“RGC”) detracted value during the period. The company’s shares declined as box office receipts continued to be weaker than expected. What’s more, investors grew increasingly concerned about potential competition from a Premium Video on Demand offering by a large studio, which could have an uncertain impact on movie attendance.
Exact Sciences Corporation (“EXAS”), VCA Inc. (“WOOF”), and VMware, Inc. (“VMW”) were among the largest contributors to performance during period.
Top Ten Holdings as of December 31, 2017 (as a percentage of net assets)

Progressive Corp.	2.6%
Zoetis, Inc.	2.5%
VMware, Inc.	2.4%
Microchip Technology, Inc.	2.4%
Amphenol Corp.	2.4%
Parker Hannifin Corp.	2.3%
Dollar Tree, Inc.	2.3%
Vantiv, Inc.	2.2%
Ameriprise Financial, Inc.	2.1%
Burlington Stores, Inc.	2.1%
Portfolio holdings are subject to change daily.
Owning EXAS, a molecular diagnostics company which is focused on the early detection and prevention of colorectal cancer, generated strong results. The company’s shares benefited from strong Cologuard volumes as a successful direct-to-consumer advertising campaign increased patient awareness of the test and more health plans are covering it for members 55 and older.
An overweight position in animal health care company WOOF contributed to performance during the period. The company’s shares skyrocketed on news that the company would be acquired by Mars, Inc. for a 30% premium.
Owning a non-benchmark position in VMW contributed to results during the period. The company’s shares outperformed following strong quarterly results and increased fiscal year 2018 guidance as momentum continues in VMW’s hybrid cloud business.
Current Strategy and Outlook: We believe that the U.S. economy is in a phase of self-sustaining, if slow, economic recovery. Amid continued modestly improving economic conditions in the U.S. and increased optimism about the outlook for economic growth, the U.S. Federal Reserve Board is expected to move toward a normalized interest rate environment. We believe the health of U.S. corporations remains intact, as evidenced by significant amounts of free cash flow and record high incremental margins. In our opinion, U.S. corporations are also actively returning capital to shareholders via dividend increases and share buybacks.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Portfolio Managers’ Report	Voya MidCap Opportunities Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2017
	1 Year	5 Year	10 Year	Since Inception of Class S2 February 27, 2009
Class ADV	24.49%	13.58%	9.15%	—
Class I	25.09%	14.14%	9.73%	—
Class R6(1)	25.09%	14.14%	9.73%	—
Class S	24.77%	13.85%	9.46%	—
Class S2	24.57%	13.69%	—	18.42%
Russell Midcap® Growth Index	25.27%	15.30%	9.10%	19.61%
Russell Midcap® Index	18.52%	14.96%	9.11%	19.71%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya MidCap Opportunities Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

(1)
Class R6 incepted on November 24, 2015. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Voya SmallCap Opportunities Portfolio	Portfolio Managers’ Report

Sector Diversification as of December 31, 2017 (as a percentage of net assets)

Health Care	22.1%
Information Technology	19.8%
Industrials	17.6%
Consumer Discretionary	16.7%
Materials	6.4%
Financials	6.3%
Real Estate	2.8%
Telecommunication Services	2.0%
Exchange-Traded Funds	1.9%
Energy	1.6%
Consumer Staples	1.1%
Assets in Excess of Other Liabilities*	1.7%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya SmallCap Opportunities Portfolio (the “Portfolio”) seeks long-term capital appreciation. The Portfolio is managed by, James Hasso and Joseph Basset, CFA, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended December 31, 2017, the Portfolio’s Class I shares provided a total return of 18.73%, compared to the Russell 2000® Growth Index and the Russell 2000® Index, which returned 22.17% and 14.65%, respectively, for the same period.
Portfolio Specifics: For the period ended December 31, 2017, the Portfolio underperformed the Russell 2000® Growth Index due to unfavorable stock selection and sector allocation. Stock selection within and an underweight allocation to the pharmaceutical and biotechnology sector detracted the most from performance. Stock selection within the software services sector was also a headwind during the reporting period. By contrast, stock selection within the capital goods and health care equipment & services sector generated strong results. An underweight to and stock selection within the hardware & equipment sector also added value.
Among the key detractors for the period were Kite Pharma, Inc., Electronics For Imaging, Inc. and Cheesecake Factory Incorporated.
Not owning benchmark company Kite Pharma, Inc., a cancer immunotherapy company, detracted from results during the period. The company’s shares moved sharply higher following the announcement that Gilead Sciences, Inc. will be acquiring Kite Pharma for $11.9 billion ($180/per share) in an all-cash deal which was expected to close in late 2017.
An overweight in the hardware and equipment sector Electronics For Imaging, Inc. detracted from results during the period following disappointing third quarter 2017 results and lowered fourth quarter guidance. While the company’s product Nozomi and textile printing experienced positive growth, its shares were under pressure due to a projected decline in the company’s Fiery business and a slowdown in ceramic and display graphics printing.
Top Ten Holdings as of December 31, 2017* (as a percentage of net assets)

iShares Russell 2000 Growth Index Fund	1.9%
Knight-Swift Transportation Holdings, Inc.	1.2%
Healthsouth Corp.	1.2%
Brink’s Co.	1.2%
Big Lots, Inc.	1.2%
EPAM Systems, Inc.	1.1%
Beacon Roofing Supply, Inc.	1.1%
EMCOR Group, Inc.	1.1%
j2 Global, Inc.	1.1%
Home Bancshares, Inc./Conway AR	1.1%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
Within the consumer services sector, an overweight position in Cheesecake Factory, Inc. detracted from results. In the midst of a general softness in casual dining, the company’s shares declined following its weaker second quarter comparables, driven by unseasonal weather issues.
Among the main individual contributors to performance were Cynosure, Inc., Boise Cascade Co. and Merit Medical Systems, Inc.
Within the hardware and equipment sector, an overweight position in Coherent, Inc. contributed to performance during the period. The company’s shares continued to rise due to significant order activity within their OLED flat panel display business.
An overweight position to Boise Cascade Co., a manufacturer and distributor of wood and building products, contributed to performance during the period. The company’s shares advanced following Hurricane Harvey as the company would expect to benefit from home repair activity.
An overweight position in Merit Medical Systems, Inc., a medical device supplier, contributed to performance during the period. The company’s shares advanced following positive quarterly performance indicating strong growth across new product lines with expectations of strong, long-term growth.
Current Strategy and Outlook: We continue to monitor changes occurring globally, actions at central banks and overall economic data. Our Portfolio positioning has not changed significantly. We seek to remain nimble and continue to focus on quality companies, such as those that, in our opinion, have strong managements, solid balance sheets and good cash flow generation capabilities. Going forward, we believe the Portfolio is well positioned, as we think that investors will continue to focus on companies’ fundamentals due to ongoing economic uncertainty.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Portfolio Managers’ Report	Voya SmallCap Opportunities Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2017
	1 Year	5 Year	10 Year	Since Inception of Class ADV November 20, 2008	Since Inception of Class S2 February 27, 2009
Class ADV	18.12%	13.83%	—	18.56%	—
Class I	18.73%	14.40%	9.97%	—	—
Class R6(1)	18.73%	14.40%	9.97%	—	—
Class S	18.45%	14.12%	9.70%	—	—
Class S2	18.25%	13.94%	—	—	18.96%
Russell 2000® Growth Index	22.17%	15.21%	9.19%	19.43%	19.24%
Russell 2000® Index	14.65%	14.12%	8.71%	18.02%	18.44%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya SmallCap Opportunities Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

(1)
Class R6 incepted on November 24, 2015. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of  $1,000 invested at the beginning of the period and held for the entire period from July 1, 2017 to December 31, 2017. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension, or retirement plan. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2017*	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2017*
Voya MidCap Opportunities Portfolio
Class ADV	$1,000.00	$1,107.00	1.23%	$6.53	$1,000.00	$1,019.00	1.23%	$6.26
Class I	1,000.00	1,109.70	0.73	3.88	1,000.00	1,021.53	0.73	3.72
Class R6	1,000.00	1,109.70	0.73	3.88	1,000.00	1,021.53	0.73	3.72
Class S	1,000.00	1,107.80	0.96	5.10	1,000.00	1,020.37	0.96	4.89
Class S2	1,000.00	1,107.80	1.13	6.00	1,000.00	1,019.51	1.13	5.75
Voya SmallCap Opportunities Portfolio
Class ADV	$1,000.00	$1,077.10	1.37%	$7.17	$1,000.00	$1,018.30	1.37%	$6.97
Class I	1,000.00	1,080.20	0.87	4.56	1,000.00	1,020.82	0.87	4.43
Class R6	1,000.00	1,080.30	0.87	4.56	1,000.00	1,020.82	0.87	4.43
Class S	1,000.00	1,078.90	1.12	5.87	1,000.00	1,019.56	1.12	5.70
Class S2	1,000.00	1,077.70	1.27	6.65	1,000.00	1,018.80	1.27	6.46

*
Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
Voya Variable Products Trust:
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Voya MidCap Opportunities Portfolio and Voya SmallCap Opportunities Portfolio (the “Funds”), each a series of Voya Variable Products Trust, including the summary portfolios of investments, as of December 31, 2017, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of December 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Voya investment companies since 1975.
Boston, Massachusetts
February 15, 2018

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2017

	Voya MidCap Opportunities Portfolio	Voya SmallCap Opportunities Portfolio
ASSETS:
Investments in securities at fair value+*	$2,158,675,411	$403,802,618
Short-term investments at fair value**	99,554,190	32,954,849
Cash	3,107	777
Receivables:
Investment securities sold	22,051,581	3,039,846
Fund shares sold	290,672	750,890
Dividends	971,356	141,705
Foreign tax reclaims	3,965	—
Prepaid expenses	5,016	1,714
Reimbursement due from manager	210,712	—
Other assets	87,018	11,463
Total assets	2,281,853,028	440,703,862
LIABILITIES:
Payable for investment securities purchased	5,477,167	175,579
Payable for fund shares redeemed	5,911,437	130,023
Payable upon receipt of securities loaned	70,574,190	29,019,849
Payable for investment management fees	1,394,604	288,576
Payable for distribution and shareholder service fees	314,531	49,073
Payable to trustees under the deferred compensation plan (Note 6)	87,018	11,463
Payable for trustee fees	8,231	2,096
Other accrued expenses and liabilities	105,360	59,778
Total liabilities	83,872,538	29,736,437
NET ASSETS	$2,197,980,490	$410,967,425
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$1,704,343,443	$296,119,425
Distributions in excess of net investment income or accumulated net investment loss	(75,928)	(8,686)
Accumulated net realized gain	201,877,803	64,786,340
Net unrealized appreciation	291,835,172	50,070,346
NET ASSETS	$2,197,980,490	$410,967,425
+ Including securities loaned at value	$69,097,300	$28,321,182
* Cost of investments in securities	$1,866,840,191	$353,732,272
** Cost of short-term investments	$99,554,190	$32,954,849
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2017 (continued)

	Voya MidCap Opportunities Portfolio	Voya SmallCap Opportunities Portfolio
Class ADV
Net assets	$169,713,565	$81,103,595
Shares authorized	unlimited	unlimited
Par value	$0.010	$0.010
Shares outstanding	12,628,945	3,114,009
Net asset value and redemption price per share	$13.44	$26.04
Class I
Net assets	$913,054,137	$238,478,297
Shares authorized	unlimited	unlimited
Par value	$0.010	$0.010
Shares outstanding	62,710,213	8,303,323
Net asset value and redemption price per share	$14.56	$28.72
Class R6
Net assets	$10,196,656	$27,179,625
Shares authorized	unlimited	unlimited
Par value	$0.010	$0.010
Shares outstanding	700,277	946,523
Net asset value and redemption price per share	$14.56	$28.72
Class S
Net assets	$1,053,376,494	$58,929,006
Shares authorized	unlimited	unlimited
Par value	$0.010	$0.010
Shares outstanding	76,476,668	2,184,554
Net asset value and redemption price per share	$13.77	$26.98
Class S2
Net assets	$51,639,638	$5,276,902
Shares authorized	unlimited	unlimited
Par value	$0.010	$0.010
Shares outstanding	3,780,969	199,941
Net asset value and redemption price per share	$13.66	$26.39
See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the year ended December 31, 2017

	Voya MidCap Opportunities Portfolio	Voya SmallCap Opportunities Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$13,771,281	$3,601,526
Securities lending income, net	213,291	374,853
Total investment income	13,984,572	3,976,379
EXPENSES:
Investment management fees	12,524,338	3,478,726
Distribution and shareholder service fees:
Class ADV	723,252	381,745
Class S	1,891,847	160,264
Class S2	118,508	21,313
Transfer agent fees	2,937	1,111
Shareholder reporting expense	83,020	38,075
Professional fees	75,310	29,653
Custody and accounting expense	162,620	63,094
Trustee fees	65,853	16,769
Miscellaneous expense	110,065	23,123
Interest expense	818	469
Total expenses	15,758,568	4,214,342
Waived and reimbursed fees	(1,134,314)	—
Net expenses	14,624,254	4,214,342
Net investment (loss)	(639,682)	(237,963)
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	205,304,234	66,218,665
Foreign currency related transactions	21,082	—
Net realized gain	205,325,316	66,218,665
Net change in unrealized appreciation (depreciation) on:
Investments	151,510,028	4,067,778
Foreign currency related transactions	(48)	—
Net change in unrealized appreciation (depreciation)	151,509,980	4,067,778
Net realized and unrealized gain	356,835,296	70,286,443
Increase in net assets resulting from operations	$356,195,614	$70,048,480
* Foreign taxes withheld	$30,064	$—
See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya MidCap Opportunities Portfolio		Voya SmallCap Opportunities Portfolio
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016
FROM OPERATIONS:
Net investment income (loss)	$(639,682)	$893,616	$(237,963)	$220,122
Net realized gain	205,325,316	71,471,929	66,218,665	25,136,235
Net change in unrealized appreciation (depreciation)	151,509,980	10,316,906	4,067,778	21,110,599
Increase in net assets resulting from operations	356,195,614	82,682,451	70,048,480	46,466,956
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	(873,424)	—	(213,618)	—
Class R6	(3,353)	—	(8,787)	—
Net realized gains:
Class ADV	(7,681,471)	(14,488,314)	(4,748,122)	(5,775,639)
Class I	(33,475,401)	(63,935,158)	(15,289,858)	(19,134,531)
Class R6	(277,211)	(329)	(993,424)	(7,353)
Class S	(28,581,136)	(56,874,427)	(3,898,981)	(6,062,648)
Class S2	(727,936)	(1,301,480)	(324,819)	(375,209)
Total distributions	(71,619,932)	(136,599,708)	(25,477,609)	(31,355,380)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	264,539,879	125,706,122	76,316,464	66,902,353
Proceeds from shares issued in merger (Note 11)	856,555,815	—	—	—
Reinvestment of distributions	71,619,752	136,599,379	25,477,609	31,355,122
	1,192,715,446	262,305,501	101,794,073	98,257,475
Cost of shares redeemed	(465,173,079)	(234,863,067)	(138,061,600)	(62,272,240)
Net increase (decrease) in net assets resulting from capital share transactions	727,542,367	27,442,434	(36,267,527)	35,985,235
Net increase (decrease) in net assets	1,012,118,049	(26,474,823)	8,303,344	51,096,811
NET ASSETS:
Beginning of year or period	1,185,862,441	1,212,337,264	402,664,081	351,567,270
End of year or period	$2,197,980,490	$1,185,862,441	$410,967,425	$402,664,081
Undistributed (distributions in excess of) net investment income or accumulated net investment loss at end of year or period	$(75,928)	$849,451	$(8,686)	$214,397

See Accompanying Notes to Financial Statements

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya MidCap Opportunities Portfolio
Class ADV
12-31-17	11.48	(0.04)	2.77	2.73	—	0.77	—	0.77	—	13.44	24.49	1.29	1.23	1.23	(0.37)	169,714	105
12-31-16	12.14	(0.03)	0.81	0.78	—	1.44	—	1.44	—	11.48	6.78	1.31	1.31	1.31	(0.27)	122,629	91
12-31-15	14.50	(0.06)	(0.04)	(0.10)	—	2.26	—	2.26	—	12.14	(0.04)	1.31	1.31	1.31	(0.47)	133,648	94
12-31-14	16.02	(0.00)*•	1.11	1.11	0.04	2.59	—	2.63	—	14.50	8.29	1.30	1.30	1.30	(0.03)	143,532	98
12-31-13	12.51	(0.05)	3.92	3.87	—	0.36	—	0.36	—	16.02	31.34	1.30	1.30	1.30	(0.34)	143,300	81
Class I
12-31-17	12.34	0.02	2.99	3.01	0.02	0.77	—	0.79	—	14.56	25.09	0.79	0.73	0.73	0.13	913,054	105
12-31-16	12.89	0.03	0.86	0.89	—	1.44	—	1.44	—	12.34	7.27	0.81	0.81	0.81	0.24	577,101	91
12-31-15	15.17	0.00*	(0.02)	(0.02)	—	2.26	—	2.26	—	12.89	0.52	0.81	0.81	0.81	0.02	538,645	94
12-31-14	16.58	0.08	1.16	1.24	0.06	2.59	—	2.65	—	15.17	8.85	0.80	0.80	0.80	0.49	733,894	98
12-31-13	12.88	0.02	4.05	4.07	0.01	0.36	—	0.37	—	16.58	31.97	0.80	0.80	0.80	0.16	796,010	81
Class R6
12-31-17	12.34	0.01	3.00	3.01	0.02	0.77	—	0.79	—	14.56	25.09	0.79	0.73	0.73	0.10	10,197	105
12-31-16	12.89	0.04•	0.85	0.89	—	1.44	—	1.44	—	12.34	7.27	0.81	0.81	0.81	0.33	1,129	91
11-24-15(5) - 12-31-15	13.14	0.00*•	(0.25)	(0.25)	—	—	—	—	—	12.89	(1.90)	0.81	0.81	0.81	0.29	3	94
Class S
12-31-17	11.72	(0.02)	2.84	2.82	—	0.77	—	0.77	—	13.77	24.77	1.04	0.96	0.96	(0.12)	1,053,376	105
12-31-16	12.34	(0.00)*	0.82	0.82	—	1.44	—	1.44	—	11.72	7.01	1.06	1.06	1.06	(0.02)	473,516	91
12-31-15	14.66	(0.03)	(0.03)	(0.06)	—	2.26	—	2.26	—	12.34	0.25	1.06	1.06	1.06	(0.22)	526,751	94
12-31-14	16.14	0.04	1.12	1.16	0.05	2.59	—	2.64	—	14.66	8.56	1.05	1.05	1.05	0.24	605,241	98
12-31-13	12.57	(0.01)	3.94	3.93	—	0.36	—	0.36	—	16.14	31.68	1.05	1.05	1.05	(0.09)	689,091	81
Class S2
12-31-17	11.65	(0.03)	2.81	2.78	—	0.77	—	0.77	—	13.66	24.57	1.19	1.13	1.13	(0.31)	51,640	105
12-31-16	12.29	(0.02)	0.82	0.80	—	1.44	—	1.44	—	11.65	6.87	1.24	1.21	1.21	(0.17)	11,488	91
12-31-15	14.63	(0.05)	(0.03)	(0.08)	—	2.26	—	2.26	—	12.29	0.12	1.31	1.21	1.21	(0.37)	13,291	94
12-31-14	16.13	0.01	1.13	1.14	0.05	2.59	—	2.64	—	14.63	8.39	1.30	1.20	1.20	0.06	14,052	98
12-31-13	12.58	(0.03)	3.94	3.91	—	0.36	—	0.36	—	16.13	31.49	1.30	1.20	1.20	(0.24)	14,530	81
Voya SmallCap Opportunities Portfolio
Class ADV
12-31-17	23.49	(0.10)	4.24	4.14	—	1.59	—	1.59	—	26.04	18.12	1.37	1.37	1.37	(0.42)	81,104	85
12-31-16	23.00	(0.06)	2.75	2.69	—	2.20	—	2.20	—	23.49	12.80	1.37	1.37	1.37	(0.30)	70,076	73
12-31-15	26.26	(0.15)•	(0.36)	(0.51)	—	2.75	—	2.75	—	23.00	(1.36)	1.38	1.38	1.38	(0.58)	59,615	55
12-31-14	27.68	(0.14)•	1.29	1.15	—	2.57	—	2.57	—	26.26	5.07	1.38	1.38	1.38	(0.53)	48,982	33
12-31-13	21.37	(0.16)•	8.07	7.91	—	1.60	—	1.60	—	27.68	38.39	1.38	1.38	1.38	(0.63)	42,105	40
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya SmallCap Opportunities Portfolio (continued)
Class I
12-31-17	25.65	0.02	4.66	4.68	0.02	1.59	—	1.61	—	28.72	18.73	0.87	0.87	0.87	0.08	238,478	85
12-31-16	24.79	0.05	3.01	3.06	—	2.20	—	2.20	—	25.65	13.40	0.87	0.87	0.87	0.20	256,039	73
12-31-15	27.95	(0.02)	(0.39)	(0.41)	—	2.75	—	2.75	—	24.79	(0.91)	0.88	0.88	0.88	(0.08)	217,750	55
12-31-14	29.14	(0.01)	1.39	1.38	—	2.57	—	2.57	—	27.95	5.62	0.88	0.88	0.88	(0.03)	195,608	33
12-31-13	22.32	(0.04)	8.46	8.42	—	1.60	—	1.60	—	29.14	39.06	0.88	0.88	0.88	(0.16)	196,665	40
Class R6
12-31-17	25.65	0.02	4.66	4.68	0.02	1.59	—	1.61	—	28.72	18.73	0.87	0.87	0.87	0.12	27,180	85
12-31-16	24.80	0.12•	2.93	3.05	—	2.20	—	2.20	—	25.65	13.35	0.87	0.87	0.87	0.48	4,270	73
11-24-15(5) - 12-31-15	25.87	0.01•	(1.08)	(1.07)	—	—	—	—	—	24.80	(4.14)	0.88	0.88	0.88	0.53	3	55
Class S
12-31-17	24.22	(0.05)	4.40	4.35	—	1.59	—	1.59	—	26.98	18.45	1.12	1.12	1.12	(0.18)	58,929	85
12-31-16	23.59	(0.01)	2.84	2.83	—	2.20	—	2.20	—	24.22	13.09	1.12	1.12	1.12	(0.06)	67,086	73
12-31-15	26.80	(0.09)	(0.37)	(0.46)	—	2.75	—	2.75	—	23.59	(1.13)	1.13	1.13	1.13	(0.34)	69,745	55
12-31-14	28.12	(0.08)	1.33	1.25	—	2.57	—	2.57	—	26.80	5.35	1.13	1.13	1.13	(0.29)	77,319	33
12-31-13	21.64	(0.11)•	8.19	8.08	—	1.60	—	1.60	—	28.12	38.71	1.13	1.13	1.13	(0.42)	89,527	40
Class S2
12-31-17	23.76	(0.09)	4.31	4.22	—	1.59	—	1.59	—	26.39	18.25	1.27	1.27	1.27	(0.33)	5,277	85
12-31-16	23.21	(0.04)	2.79	2.75	—	2.20	—	2.20	—	23.76	12.95	1.30	1.27	1.27	(0.20)	5,192	73
12-31-15	26.46	(0.12)	(0.38)	(0.50)	—	2.75	—	2.75	—	23.21	(1.31)	1.38	1.28	1.28	(0.49)	4,454	55
12-31-14	27.84	(0.11)	1.30	1.19	—	2.57	—	2.57	—	26.46	5.19	1.38	1.28	1.28	(0.43)	4,649	33
12-31-13	21.47	(0.13)	8.10	7.97	—	1.60	—	1.60	—	27.84	38.50	1.38	1.28	1.28	(0.57)	4,354	40

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

(3)
Ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed by an Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

(4)
Ratios do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

(5)
Commencement of operations.

•
Calculated using average number of shares outstanding throughout the year or period.

*
Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS as of December 31, 2017

NOTE 1 — ORGANIZATION
Voya Variable Products Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and was organized as a Massachusetts business trust on December 17, 1933. There are two active separate investment series (each a “Portfolio” and collectively the “Portfolios”) that comprise the Trust: Voya MidCap Opportunities Portfolio (“MidCap Opportunities”) and Voya SmallCap Opportunities Portfolio (“SmallCap Opportunities”), each a diversified series of the Trust. The investment objective of the Portfolios is described in the respective Portfolio’s Prospectus.
The classes of shares included in this report are: Adviser Class (“Class ADV”), Class I, Class R6, Class S, and Service 2 Class (“Class S2”). With the exception of class specific matters, each class has equal voting rights as to voting privileges. For class specific proposals, only the applicable class would have voting privileges. The classes differ principally in the applicable distribution and shareholder service fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a portfolio and earn income and realized gains/losses from a portfolio pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a portfolio or a class are charged directly to that portfolio or class. Other operating expenses shared by several portfolios are generally allocated among those portfolios based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Portfolios. Voya Investment Management Co. LLC (“Voya IM” or the “Sub-Adviser”), a Delaware limited liability company, serves as the Sub-Adviser to the Portfolios. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Portfolios.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Each Portfolio is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. Each Portfolio is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Portfolio is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of each Portfolio is calculated by taking the value of the Portfolio’s assets attributable to that class, subtracting the Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Portfolio is closed for business, Portfolio shares will not be priced and a Portfolio does not transact purchase and redemption orders. To the extent a Portfolio’s assets are traded in other markets on days when a Portfolio does not price its shares, the value of a Portfolio’s assets will likely change and you will not be able to purchase or redeem shares of a Portfolio.
Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.
When a market quotation is not readily available or is deemed unreliable, each Portfolio will determine a fair

NOTES TO FINANCIAL STATEMENTS as of December 31, 2017 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

value for the relevant asset in accordance with procedures adopted by the Portfolios’ Board of Trustees (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter (“OTC”) market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) OTC swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service; and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.
The prospectuses of the open-end registered investment companies in which each Portfolio may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Foreign securities’ (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.
All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Portfolios’ valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Portfolios. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine each Portfolio’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Portfolio.
Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the Sub-Adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the

NOTES TO FINANCIAL STATEMENTS as of December 31, 2017 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Portfolios’ investments under these levels of classification is included following the Portfolio of Investments.
GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between levels of a Portfolio’s assets and liabilities. A reconciliation of Level 3 investments is presented only when a Portfolio has a significant amount of Level 3 investments.
B. Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method.
C. Foreign Currency Translation. The books and records of the Portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:
(1)
Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)
Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Portfolios’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.
D. Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Dividends from net investment income are declared and paid quarterly by each Portfolio. Each Portfolio distributes capital gains, if any, annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.
E. Federal Income Taxes. It is the policy of each Portfolio to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Portfolios’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.
The Portfolios may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.
F. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2017 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

G. Repurchase Agreements. Each Portfolio may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Portfolio will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by a Portfolio. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest, is at least equal to the repurchase price. If the seller defaults, a Portfolio might incur a loss or delay in the realization of proceeds if the value of the security collateralizing the repurchase agreement declines, and may incur disposition costs in liquidating the collateral.
H. Securities Lending. Each Portfolio may temporarily loan up to 33% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Portfolios will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Portfolios will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolios will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Portfolios. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the NAV, causing the Portfolios to be more volatile. The use of leverage may increase expenses and increase the impact of the Portfolios’ other risks.
I. Illiquid and Restricted Securities. Each Portfolio may not invest more than 15% of its net assets in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a Portfolio to sell them promptly at an acceptable price. Restricted securities are those sold under Rule 144A of the Securities Act of 1933, as amended (“1933 Act”) or are securities offered pursuant to Section 4(a)(2) of the 1933 Act, and are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be considered liquid pursuant to guidelines approved by the Board or may be deemed to be illiquid because they may not be readily marketable. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value, as that term is used in the 1940 Act, determined in good faith under procedures approved by the Board.
Securities that are not registered for sale to the public under the Securities Act are referred to as “restricted securities.” These securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Many times these securities are subject to legal or contractual restrictions on resale. As a result of the absence of a public trading market, the prices of these securities may be more volatile, less liquid and more difficult to value than publicly traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly traded securities. Certain investments may include investment in smaller, less seasoned issuers, which may involve greater risk.
J. Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.
NOTE 3 — INVESTMENT TRANSACTIONS
For the year ended December 31, 2017, the cost of purchases and the proceeds from the sales of securities, excluding short-term securities, were as follows:
	Purchases	Sales
MidCap Opportunities	$1,701,690,339	$1,895,142,090
SmallCap Opportunities	346,141,621	403,403,499
NOTE 4 — INVESTMENT MANAGEMENT FEES
The Portfolios have entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Portfolios. The Investment Adviser oversees all investment management

NOTES TO FINANCIAL STATEMENTS as of December 31, 2017 (continued)

NOTE 4 — INVESTMENT MANAGEMENT FEES (continued)

and portfolio management services for the Portfolios and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolios, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates:
MidCap Opportunities	0.85% on the first $250 million; 0.80% on the next $400 million; 0.75% on the next $450 million; and 0.70% in excess of $1.1 billion
SmallCap Opportunities	0.85% on the first $250 million; 0.80% on the next $250 million; 0.75% on the next $250 million; 0.70% on the next $250 million; and 0.65% in excess of $1 billion
The Investment Adviser has entered into a sub-advisory agreement with Voya IM. Voya IM provides investment advice for the Portfolios and is paid by the Investment Adviser based on the average daily net assets of each respective Portfolio. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Portfolios’ assets in accordance with the Portfolios’ investment objectives, policies, and limitations.
NOTE 5 — DISTRIBUTION AND SERVICE FEES
Class ADV and Class S2 shares of the respective Portfolios are subject to a shareholder service and distribution plan (the “Plan”). Under the Plan, the Distributor is paid an annual shareholder service fee at the rate of 0.25% of the average daily net assets attributable to its Class ADV and Class S2 shares. The Distributor is paid an annual distribution fee at the rate of 0.25% of the average daily net assets attributable to its Class ADV shares and the Distributor is paid an annual distribution fee at the rate of 0.15% of the average daily net assets attributable to its Class S2 shares.
Class S shares of the Portfolios are subject to a shareholder services plan (the “Shareholder Services Plan”). Under the Shareholder Services Plan, each Portfolio pays the Distributor a fee calculated at an annual rate of 0.25% of average daily net assets attributable to its Class S shares as compensation for services the Distributor provides and expenses it bears in connection with shareholder services rendered to Portfolio shareholders and the maintenance of shareholders’ accounts.
NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
At December 31, 2017, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. owned more than 5% of the following Portfolios:
Subsidiary	Portfolio	Percentage
ReliaStar Life Insurance Company	SmallCap Opportunities	10.21%
Voya Institutional Trust Company	MidCap Opportunities	11.01
	SmallCap Opportunities	32.31
Voya Insurance and Annuity Company	MidCap Opportunities	41.08
	SmallCap Opportunities	10.23
Voya Retirement Insurance and Annuity Company	MidCap Opportunities	30.93
	SmallCap Opportunities	44.64
Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.
The Investment Adviser may direct the Portfolios’ Sub-Adviser to use its best efforts (subject to obtaining best execution of each transaction) to allocate a Portfolio’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Portfolio. Any amounts credited to the Portfolios are reflected as brokerage commission recapture on the accompanying Statements of Operations.
The Portfolios have adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Portfolios. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). The Portfolios purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, resulting in a Portfolio asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of  “Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of the Portfolio, and will not materially affect the Portfolios’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.
NOTE 7 — EXPENSE LIMITATION AGREEMENTS
The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”)

NOTES TO FINANCIAL STATEMENTS as of December 31, 2017 (continued)

NOTE 7 — EXPENSE LIMITATION
AGREEMENTS (continued)

with each Portfolio whereby the Investment Adviser has agreed to limit the expenses excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and acquired fund fees and expenses to the levels listed below:
Portfolio	Class ADV	Class I	Class R6	Class S	Class S2
MidCap Opportunities(1)	1.40%	0.90%	0.90%	1.10%	1.30%
SmallCap Opportunities	1.42%	0.92%	0.92%	1.17%	1.32%

(1)
Pursuant to a side letter agreement, through May 1, 2019, the Investment Adviser has further lowered the expense limits for MidCap Opportunities to 1.16%, 0.66%, 0.66%, 0.91%, and 1.06% for Class ADV, Class I, Class R6, Class S, and Class S2, respectively. Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment. Prior to the close of business on July 14, 2017, the side letter agreement expense limits for MidCap Opportunities were 1.35%, 0.85%, 0.85%, 1.10%, and 1.25% for Class ADV, Class I, Class R6, Class S and Class S2, respectively and any fees waived pursuant to this side letter agreement were recoupable. Termination or modification of this obligation requires approval by the Board.

Unless otherwise specified above, the Investment Adviser may at a later date recoup from a Portfolio for fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.
As of December 31, 2017, the amounts of waived and/or reimbursed fees that would be subject to possible recoupment by the Investment Adviser and the related expiration dates are as follows:
	December 31,
	2018	2019	2020	Total
MidCap Opportunities	$—	$—	$1,079,182	$1,079,182
The Expense Limitation Agreement is contractual through May 1, 2018, except for MidCap Opportunities, which is through May 1, 2019, and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.
NOTE 8 — LINE OF CREDIT
Effective May 19, 2017, each Portfolio, in addition to certain other funds managed by the Investment Adviser, has entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of  $400,000,000 through May 18, 2018. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of a Portfolio or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.
Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.
The following Portfolios utilized the line of credit during the year ended December 31, 2017:
Portfolio	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
MidCap Opportunities	2	$5,810,000	2.39%
SmallCap Opportunities	6	1,322,000	1.98

NOTE 9 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:
	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
MidCap Opportunities
Class ADV
12/31/2017	484,679	2,740,952	633,259	(1,910,416)	1,948,474	6,088,686	33,713,482	7,681,471	(23,886,979)	23,596,660
12/31/2016	460,870	—	1,301,735	(2,089,460)	(326,855)	5,353,852	—	14,488,314	(24,406,119)	(4,563,953)
Class I
12/31/2017	15,479,447	7,443,207	2,619,029	(9,597,558)	15,944,125	208,288,620	98,961,549	34,348,824	(130,609,352)	210,989,641
12/31/2016	8,368,160	—	5,359,192	(8,764,321)	4,963,031	106,951,807	—	63,935,158	(109,246,235)	61,640,730

NOTES TO FINANCIAL STATEMENTS as of December 31, 2017 (continued)

NOTE 9 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
MidCap Opportunities (continued)
Class R6
12/31/2017	636,714	—	21,383	(49,282)	608,815	8,711,755	—	280,384	(670,595)	8,321,544
12/31/2016	95,169	—	—	(3,936)	91,233	1,154,915	—	—	(48,064)	1,106,851
Class S
12/31/2017	3,144,704	52,628,516	2,303,050	(21,991,721)	36,084,549	39,758,801	662,725,790	28,581,137	(281,284,612)	449,781,116
12/31/2016	889,228	—	5,010,963	(8,198,590)	(2,298,399)	10,746,957	—	56,874,427	(97,086,630)	(29,465,246)
Class S2
12/31/2017	133,101	4,894,316	59,085	(2,291,844)	2,794,658	1,692,017	61,154,994	727,936	(28,721,541)	34,853,406
12/31/2016	127,392	—	115,379	(338,269)	(95,498)	1,498,591	—	1,301,480	(4,076,019)	(1,275,948)
SmallCap Opportunities
Class ADV
12/31/2017	319,335	—	195,961	(384,478)	130,818	7,930,305	—	4,748,122	(9,544,779)	3,133,648
12/31/2016	476,847	—	274,377	(360,512)	390,712	10,687,130	—	5,775,639	(7,943,167)	8,519,602
Class I
12/31/2017	1,472,502	—	581,437	(3,732,627)	(1,678,688)	40,078,837	—	15,503,476	(100,613,600)	(45,031,287)
12/31/2016	1,938,154	—	834,476	(1,573,815)	1,198,815	46,167,128	—	19,134,531	(37,913,250)	27,388,409
Class R6
12/31/2017	850,750	—	37,603	(108,346)	780,007	23,245,072	—	1,002,211	(2,988,088)	21,259,195
12/31/2016	181,753	—	310	(15,664)	166,399	4,532,224	—	7,095	(376,859)	4,162,460
Class S
12/31/2017	173,564	—	155,524	(914,555)	(585,467)	4,472,866	—	3,898,981	(23,513,780)	(15,141,933)
12/31/2016	192,377	—	279,771	(659,234)	(187,086)	4,411,980	—	6,062,648	(15,180,434)	(4,705,806)
Class S2
12/31/2017	23,526	—	13,231	(55,344)	(18,587)	589,384	—	324,819	(1,401,353)	(487,150)
12/31/2016	48,049	—	17,632	(39,042)	26,639	1,103,891	—	375,209	(858,530)	620,570
NOTE 10 — SECURITIES LENDING
Under a Master Securities Lending Agreement (the “Agreement”) with BNY, the Portfolios can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral must be equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at Market Close of the Portfolios at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Portfolios on the next business day. The cash collateral received is invested in approved investments as defined in the Agreement with BNY. The Portfolios bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Portfolios indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements.
The cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the U.S. Treasury; U.S. government or any agency, instrumentality or authority of the U.S. government. The securities purchased with cash collateral received are reflected in the Portfolio of Investments under Securities Lending Collateral.
Generally, in the event of counterparty default, the Portfolios have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Portfolios in the event the Portfolios are delayed or prevented from exercising its right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in the Portfolios.
The following tables represent a summary of the Portfolios’ securities lending agreements by counterparty which are subject to offset under the Agreement as of December 31, 2017:

NOTES TO FINANCIAL STATEMENTS as of December 31, 2017 (continued)

NOTE 10 — SECURITIES LENDING (continued)

MidCap Opportunities
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
CIBC World Markets INC	$1,017,818	$(1,017,818)	$—
Deutsche Bank Securities Inc.	5,138,720	(5,138,720)	—
Goldman, Sachs & Co. LLC	47,413,738	(47,413,738)	—
Morgan Stanley & Co. LLC	3,074,977	(3,074,977)	—
UBS AG	5,832,496	(5,832,496)	—
Wells Fargo Securities LLC	6,619,551	(6,619,551)	—
Total	$69,097,300	$(69,097,300)	$—

(1)
Collateral with a fair value of  $70,574,190 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

SmallCap Opportunities
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$176,866	$(176,866)	$—
CIBC World Markets INC	2,147,010	(2,147,010)	—
Citigroup Global Markets Inc.	1,493,935	(1,493,935)	—
Credit Suisse Securities (USA) LLC	274,512	(274,512)	—
Goldman, Sachs & Co. LLC	5,439,040	(5,439,040)	—
J.P. Morgan Securities LLC	1,949,171	(1,949,171)	—
Jefferies LLC	2,091,615	(2,091,615)	—
Merrill Lynch, Pierce, Fenner & Smith Inc.	443,972	(443,972)	—
Morgan Stanley & Co. LLC	4,427,668	(4,427,668)	—
RBC Dominion Securities Inc	3,903,929	(3,903,929)	—
Scotia Capital (USA) INC	89,445	(89,445)	—
SG Americas Securities, LLC	53,854	(53,854)	—
UBS AG	1,420,755	(1,420,755)	—
UBS Securities LLC.	2,405,790	(2,405,790)	—
Wells Fargo Securities LLC	2,003,620	(2,003,620)	—
Total	$28,321,182	$(28,321,182)	$—

(1)
Collateral with a fair value of  $29,019,849 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 11 — REORGANIZATIONS
On July 14, 2017, MidCap Opportunities (“Acquiring Portfolio”) acquired all of the assets and assumed all liabilities of VY® FMR® Diversified Mid Cap Portfolio (“Acquired Portfolio”), an open-end investment company that is not included in this report, in a tax-free reorganization in exchange for shares of the Acquiring Portfolio, pursuant to a plan of reorganization approved by the shareholders of the Acquired Portfolio on June 22, 2017. The purpose of the transaction was to provide greater scale and superior potential to maintain long-term scale benefits for shareholders of the Acquired and Acquiring Portfolios. For financial reporting purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from the Acquired Portfolio were carried forward to align ongoing reporting of the Acquiring Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
Assuming the acquisition had been completed on January 1, 2017, the beginning of the annual reporting period of the Acquiring Portfolio, the Acquiring Portfolio’s pro forma results of operations for the year ended December 31, 2017, are as follows:
Net investment income	$2,013,417
Net realized and unrealized gain on investments	$439,655,012
Net increase in net assets resulting from operations	$441,668,429
Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Portfolio that have been included in the Acquiring Portfolio’s statement of operations since July 14, 2017. Net assets and unrealized appreciation or depreciation as of the reorganization date were as follows:
Total Net Assets of Acquired Portfolio (000s)	Total Net Assets of Acquiring Portfolio (000s)	Acquired Portfolio’s Capital Loss Carryforwards (000s)	Acquired Portfolio’s Unrealized Appreciation (000s)	Portfolios’ Conversion Ratio
$856,556	$1,247,553	$0	$36,383	1.0371
The net assets of the Acquiring Portfolio after the acquisition of the Acquired Portfolio were $2,104,108,860.
NOTE 12 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2017 (continued)

NOTE 12 — FEDERAL INCOME TAXES (continued)

The following permanent tax differences have been reclassified as of December 31, 2017:
	Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses)
MidCap Opportunities	$632,710	$(632,710)
SmallCap Opportunities	237,285	(237,285)
Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
The tax composition of dividends and distributions to shareholders was as follows:
	Year Ended December 31, 2017		Year Ended December 31, 2016
	Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains
MidCap Opportunities	$876,914	$70,743,018	$—	$136,599,708
SmallCap Opportunities	222,405	25,255,204	1,435,266	29,920,114
The tax-basis components of distributable earnings as of December 31, 2017 were:
	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)
MidCap Opportunities	$69,323,038	$140,949,995	$283,439,942
SmallCap Opportunities	19,547,108	46,339,596	48,969,982
At December 31, 2017, the Portfolios did not have any capital loss carryovers for U.S. federal income tax purposes.
The Portfolios’ major tax jurisdictions are U.S. federal, Arizona state, and Massachusetts state.
As of December 31, 2017, no provision for income tax is required in the Portfolios’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2013.
NOTE 13 — SUBSEQUENT EVENTS
The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date (“subsequent events”), to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. No such subsequent events were identified.

SUMMARY PORTFOLIO OF INVESTMENTS
Voya MidCap Opportunities Portfolio	as of December 31, 2017

Shares		Value	Percentage of Net Assets
COMMON STOCK: 98.2%
	Consumer Discretionary: 17.6%
726,524	Aramark	$31,051,636	1.4
415,955	Brunswick Corp.	22,969,035	1.0
374,957 (1)	Burlington Stores, Inc.	46,130,960	2.1
472,040 (1)	Dollar Tree, Inc.	50,654,612	2.3
156,426	Domino’s Pizza, Inc.	29,558,257	1.3
348,950	Hasbro, Inc.	31,716,065	1.4
540,452	Hilton Worldwide Holdings, Inc.	43,160,497	2.0
513,213 (1)	Live Nation Entertainment, Inc.	21,847,478	1.0
1,097,766 (1)	Michaels Cos, Inc.	26,554,960	1.2
116,458 (1)	O’Reilly Automotive, Inc.	28,012,807	1.3
266,833	Ross Stores, Inc.	21,413,348	1.0
509,340	Other Securities	34,766,782	1.6
		387,836,437	17.6
	Consumer Staples: 4.0%
894,797	Church & Dwight Co., Inc.	44,891,966	2.1
436,821	Sysco Corp.	26,528,139	1.2
254,291 (2)	Other Securities	16,094,077	0.7
		87,514,182	4.0
	Energy: 2.3%
236,695 (1)	Diamondback Energy, Inc.	29,882,744	1.4
363,534	Other Securities	20,692,355	0.9
		50,575,099	2.3
	Financials: 7.4%
277,575	Ameriprise Financial, Inc.	47,040,635	2.1
711,571	Citizens Financial Group, Inc.	29,871,751	1.4
138,205	MarketAxess Holdings, Inc.	27,882,859	1.3
1,010,886	Progressive Corp.	56,933,099	2.6
15,080	Other Securities	1,064,045	0.0
		162,792,389	7.4
	Health Care: 13.8%
477,513	Agilent Technologies, Inc.	31,979,046	1.5
151,112 (1)	Align Technology, Inc.	33,575,575	1.5
287,801 (1)	BioMarin Pharmaceutical, Inc.	25,663,215	1.2
323,670 (1)	Centene Corp.	32,651,830	1.5
207,809 (1)	Edwards Lifesciences Corp.	23,422,152	1.1
1,003,173 (1)	Exelixis, Inc.	30,496,459	1.4
203,285 (1)	Waters Corp.	39,272,629	1.8
775,873	Zoetis, Inc.	55,893,891	2.5
483,667 (2)	Other Securities	30,128,878	1.3
		303,083,675	13.8
	Industrials: 17.0%
529,546	American Airlines Group, Inc.	27,552,278	1.3
491,499	Ametek, Inc.	35,618,933	1.6
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Industrials (continued)
359,493		Ingersoll-Rand PLC - Class A	$32,063,181	1.5
156,561		L3 Technologies, Inc.	30,975,594	1.4
826,034		Masco Corp.	36,295,934	1.6
377,608		Owens Corning, Inc.	34,717,280	1.6
256,740		Parker Hannifin Corp.	51,240,169	2.3
876,455 (1)		Quanta Services, Inc.	34,278,155	1.6
130,686		Stanley Black & Decker, Inc.	22,176,107	1.0
431,981		Waste Connections, Inc.	30,644,732	1.4
413,021 (1)		XPO Logistics, Inc.	37,828,593	1.7
			373,390,956	17.0
		Information Technology: 26.9%
599,550		Amphenol Corp.	52,640,490	2.4
454,522		Fidelity National Information Services, Inc.	42,765,975	1.9
268,673 (1)		Fiserv, Inc.	35,231,091	1.6
629,505		Flir Systems, Inc.	29,347,523	1.3
879,815 (1)		Fortinet, Inc.	38,439,117	1.8
234,435		Lam Research Corp.	43,152,450	2.0
268,508		LogMeIn, Inc.	30,744,166	1.4
602,090		Microchip Technology, Inc.	52,911,669	2.4
309,157		Motorola Solutions, Inc.	27,929,243	1.3
249,557 (1)		Palo Alto Networks, Inc.	36,170,792	1.6
416,705		Paychex, Inc.	28,369,276	1.3
178,033 (1)		Red Hat, Inc.	21,381,763	1.0
779,802		SS&C Technologies Holdings, Inc.	31,566,385	1.4
661,985	(1)(3)	Vantiv, Inc.	48,688,997	2.2
425,999	(1)(3)	VMware, Inc.	53,386,195	2.4
203,400 (2)		Other Securities	19,534,927	0.9
			592,260,059	26.9
		Materials: 6.1%
935,110 (1)		Axalta Coating Systems Ltd.	30,260,159	1.4
411,651 (1)		Berry Plastics Group, Inc.	24,151,564	1.1
564,100 (1)		Crown Holdings, Inc.	31,730,625	1.5
350,578		Packaging Corp. of America	42,262,178	1.9
141,492		Other Securities	4,710,269	0.2
			133,114,795	6.1
		Real Estate: 3.1%
328,569		Equity Lifestyle Properties, Inc.	29,249,212	1.3
237,871 (1)		SBA Communications Corp.	38,858,607	1.8
			68,107,819	3.1
		Total Common Stock (Cost $1,866,840,191)	2,158,675,411	98.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya MidCap Opportunities Portfolio	as of December 31, 2017 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 4.5%
	Securities Lending Collateral(4): 3.2%
3,526,002	Bank of Montreal, Repurchase Agreement dated 12/29/17, 1.35%, due 01/02/18 (Repurchase Amount $3,526,524, collateralized by various U.S. Government Securities, 0.125%-5.250%, Market Value plus accrued interest $3,596,526, due 04/30/18-02/15/45)	$3,526,002	0.1
16,762,047	Cantor Fitzgerald, Repurchase Agreement dated 12/29/17, 1.41%, due 01/02/18 (Repurchase Amount $16,764,637, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.500%, Market Value plus accrued interest $17,097,288, due 01/31/18-06/20/63)	16,762,047	0.8
16,762,047	Daiwa Capital Markets, Repurchase Agreement dated 12/29/17, 1.43%, due 01/02/18 (Repurchase Amount $16,764,674, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $17,097,288, due 01/11/18-12/01/51)	16,762,047	0.7
16,762,047	HSBC Securities USA, Repurchase Agreement dated 12/29/17, 1.38%, due 01/02/18 (Repurchase Amount $16,764,582, collateralized by various U.S. Government Securities, 0.000%-0.375%, Market Value plus accrued interest $17,097,430, due 05/15/18-08/15/46)	16,762,047	0.8
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateral(4) (continued)
16,762,047	State of Wisconsin Investment Board, Repurchase Agreement dated 12/29/17, 1.63%, due 01/02/18 (Repurchase Amount $16,765,041, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $17,227,522, due 01/15/19-02/15/46)	$16,762,047	0.8
		70,574,190	3.2
Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.3%
28,980,000 (5)	BlackRock Liquidity Funds, FedFund, Institutional Class, 1.170% (Cost $28,980,000)	28,980,000	1.3
	Total Short-Term Investments (Cost $99,554,190)	99,554,190	4.5
	Total Investments in Securities (Cost $1,966,394,381)	$2,258,229,601	102.7
	Liabilities in Excess of Other Assets	(60,249,111)	(2.7)
	Net Assets	$2,197,980,490	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2017.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Non-income producing security.

(2)
The grouping contains non-income producing securities.

(3)
Security, or a portion of the security, is on loan.

(4)
Represents securities purchased with cash collateral received for securities on loan.

(5)
Rate shown is the 7-day yield as of December 31, 2017.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya MidCap Opportunities Portfolio	as of December 31, 2017 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2017
Asset Table
Investments, at fair value
Common Stock*	$2,158,675,411	$—	$—	$2,158,675,411
Short-Term Investments	28,980,000	70,574,190	—	99,554,190
Total Investments, at fair value	$2,187,655,411	$70,574,190	$—	$2,258,229,601

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At December 31, 2017, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:
Cost for federal income tax purposes was $1,974,789,611.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$304,990,162
Gross Unrealized Depreciation	(21,550,220)
Net Unrealized Appreciation	$283,439,942

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya SmallCap Opportunities Portfolio	as of December 31, 2017

Shares			Value	Percentage of Net Assets
COMMON STOCK: 96.4%
		Consumer Discretionary: 16.7%
88,482 (1)		Big Lots, Inc.	$4,968,264	1.2
105,235		Boyd Gaming Corp.	3,688,487	0.9
76,816		Camping World Holdings, Inc.	3,435,980	0.8
29,568 (1)		Childrens Place Retail Stores, Inc.	4,297,709	1.0
122,236		Dana, Inc.	3,912,774	1.0
33,585		Jack in the Box, Inc.	3,295,024	0.8
34,527		Lithia Motors, Inc.	3,921,922	1.0
110,162 (2)		Planet Fitness, Inc.	3,814,910	0.9
83,290 (2)		Sotheby’s	4,297,764	1.1
1,121,659	(3)(4)	Other Securities	32,808,028	8.0
			68,440,862	16.7
		Consumer Staples: 1.1%
171,718	(3)(4)	Other Securities	4,635,541	1.1
		Energy: 1.6%
252,159	(3)(4)	Other Securities	6,561,870	1.6
		Financials: 6.3%
190,586		Home Bancshares, Inc./ Conway AR	4,431,124	1.1
71,515		Moelis & Co.	3,468,478	0.8
36,886 (2)		Texas Capital Bancshares, Inc.	3,279,165	0.8
506,193 (4)		Other Securities	14,675,253	3.6
			25,854,020	6.3
		Health Care: 22.1%
107,790 (2)		Catalent, Inc.	4,428,013	1.1
18,066		Chemed Corp.	4,390,399	1.1
80,589 (2)		HealthEquity, Inc.	3,760,283	0.9
103,484		Healthsouth Corp.	5,113,145	1.2
69,257 (2)		Medidata Solutions, Inc.	4,388,816	1.0
101,737 (2)		Merit Medical Systems, Inc.	4,395,039	1.1
57,070 (2)		Nektar Therapeutics	3,408,220	0.8
48,470 (2)		PRA Health Sciences, Inc.	4,414,163	1.1
83,081 (2)		Prestige Brands Holdings, Inc.	3,689,627	0.9
1,555,104	(3)(4)	Other Securities	52,960,462	12.9
			90,948,167	22.1
		Industrials: 17.6%
28,090 (1)		Allegiant Travel Co.	4,346,927	1.1
71,700 (2)		Beacon Roofing Supply, Inc.	4,571,592	1.1
63,698		Brink’s Co.	5,013,033	1.2
34,646		Curtiss-Wright Corp.	4,221,615	1.0
55,713		EMCOR Group, Inc.	4,554,538	1.1
37,576		EnPro Industries, Inc.	3,513,732	0.9
65,579		Granite Construction, Inc.	4,159,676	1.0
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Industrials (continued)
65,848		Healthcare Services Group, Inc.	$3,471,506	0.8
117,276		Knight-Swift Transportation Holdings, Inc.	5,127,307	1.2
158,470		Knoll, Inc.	3,651,149	0.9
36,654		Lindsay Corp.	3,232,883	0.8
60,567		Simpson Manufacturing Co., Inc.	3,477,151	0.8
46,059		Watts Water Technologies, Inc.	3,498,181	0.9
50,971		Woodward, Inc.	3,901,320	1.0
336,949 (4)		Other Securities	15,651,487	3.8
			72,392,097	17.6
		Information Technology: 19.8%
108,821 (2)		Blackhawk Network Holdings, Inc.	3,879,469	0.9
48,045	(1)(2)	Ellie Mae, Inc.	4,295,223	1.1
42,954 (2)		EPAM Systems, Inc.	4,614,548	1.1
38,773 (2)		Euronet Worldwide, Inc.	3,267,401	0.8
28,725		Fair Isaac Corp.	4,400,670	1.1
46,579 (2)		Guidewire Software, Inc.	3,458,957	0.8
121,518	(1)(2)	Integrated Device Technology, Inc.	3,612,730	0.9
59,777		j2 Global, Inc.	4,485,068	1.1
20,932		Littelfuse, Inc.	4,140,768	1.0
29,371		Monolithic Power Systems, Inc.	3,300,126	0.8
48,995 (2)		Proofpoint, Inc.	4,351,246	1.1
1,131,630	(3)(4)	Other Securities	37,360,031	9.1
			81,166,237	19.8
		Materials: 6.4%
89,213		Boise Cascade Co.	3,559,598	0.9
611,015 (3)		Other Securities	22,851,129	5.5
			26,410,727	6.4
		Real Estate: 2.8%
40,059		EastGroup Properties, Inc.	3,540,414	0.9
151,250		Urban Edge Properties	3,855,363	0.9
115,174		Other Securities	4,020,332	1.0
			11,416,109	2.8
		Telecommunication Services: 2.0%
449,993 (4)		Other Securities	8,093,928	2.0
		Total Common Stock (Cost $347,118,135)	395,919,558	96.4
EXCHANGE-TRADED FUNDS: 1.9%
42,046		iShares Russell 2000 Growth Index Fund	7,849,988	1.9

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya SmallCap Opportunities Portfolio	as of December 31, 2017 (continued)

Shares			Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: (continued)
		Total Exchange-Traded Funds (Cost $6,598,331)	$7,849,988	1.9
RIGHTS: 0.0%
		Health Care: 0.0%
29,795	(4)(5)	Other Securities	33,072	0.0
		Total Rights (Cost $15,806)	33,072	0.0
		Total Long-Term Investments (Cost $353,732,272)	403,802,618	98.3

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 8.0%
	Securities Lending Collateral(6): 7.1%
6,892,479	Bank of Nova Scotia/New York, Repurchase Agreement dated 12/29/17, 1.38%, due 01/02/18 (Repurchase Amount $6,893,521, collateralized by various U.S. Government Agency Obligations, 3.500%-4.000%, Market Value plus accrued interest $7,031,407, due 07/20/45-11/01/47)	6,892,479	1.7
6,892,479	Jefferies LLC, Repurchase Agreement dated 12/29/17, 1.55%, due 01/02/18 (Repurchase Amount $6,893,650, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 0.000%-6.250%, Market Value plus accrued interest $7,030,329, due 01/10/18-12/20/47)	6,892,479	1.7
1,449,933	JPMorgan Chase & Co., Repurchase Agreement dated 12/29/17, 1.41%, due 01/02/18 (Repurchase Amount $1,450,157, collateralized by various U.S. Government Securities, 1.375%-2.125%, Market Value plus accrued interest $1,478,934, due 08/31/18-03/31/24)	1,449,933	0.3
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateral(6) (continued)
6,892,479	Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/29/17, 1.41%, due 01/02/18 (Repurchase Amount $6,893,544, collateralized by various U.S. Government Agency Obligations, 1.982%-10.500%, Market Value plus accrued interest $7,030,329, due 01/15/18-08/01/48)	$6,892,479	1.7
6,892,479	Nomura Securities, Repurchase Agreement dated 12/29/17, 1.42%, due 01/02/18 (Repurchase Amount $6,893,552, collateralized by various U.S. Government Agency Obligations, 0.000%-7.500%, Market Value plus accrued interest $7,030,329, due 04/05/18-11/20/67)	6,892,479	1.7
		29,019,849	7.1
Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.9%
3,935,000 (7)	BlackRock Liquidity Funds, FedFund, Institutional Class, 1.170% (Cost $3,935,000)	3,935,000	0.9
	Total Short-Term Investments (Cost $32,954,849)	32,954,849	8.0
	Total Investments in Securities (Cost $386,687,121)	$436,757,467	106.3
	Liabilities in Excess of Other Assets	(25,790,042)	(6.3)
	Net Assets	$410,967,425	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2017.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya SmallCap Opportunities Portfolio	as of December 31, 2017 (continued)

†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Security, or a portion of the security, is on loan.

(2)
Non-income producing security.

(3)
The grouping contains securities on loan.

(4)
The grouping contains non-income producing securities.

(5)
The grouping contains Level 3 securities.

(6)
Represents securities purchased with cash collateral received for securities on loan.

(7)
Rate shown is the 7-day yield as of December 31, 2017.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2017
Asset Table
Investments, at fair value
Common Stock*	$395,919,558	$—	$—	$395,919,558
Exchange-Traded Funds	7,849,988	—	—	7,849,988
Rights	—	—	33,072	33,072
Short-Term Investments	3,935,000	29,019,849	—	32,954,849
Total Investments, at fair value	$407,704,546	$29,019,849	$33,072	$436,757,467

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At December 31, 2017, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:
Cost for federal income tax purposes was $387,787,485.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$63,622,116
Gross Unrealized Depreciation	(14,652,134)
Net Unrealized Appreciation	$48,969,982

See Accompanying Notes to Financial Statements

TAX INFORMATION (Unaudited)

Dividends and distributions paid during the year ended December 31, 2017 were as follows:
Portfolio Name	Type	Per Share Amount
Voya MidCap Opportunities Portfolio
Class ADV	NII	$—
Class I	NII	$0.0193
Class R6	NII	$0.0194
Class S	NII	$—
Class S2	NII	$—
All Classes	LTCG	$0.7683
Voya SmallCap Opportunities Portfolio
Class ADV	NII	$—
Class I	NII	$0.0211
Class R6	NII	$0.0211
Class S	NII	$—
Class S2	NII	$—
All Classes	STCG	$0.0001
All Classes	LTCG	$1.5875

NII – Net investment income
STCG – Short-term capital gain
LTCG – Long-term capital gain
Of the ordinary distributions made during the year ended December 31, 2017, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:
Voya MidCap Opportunities Portfolio	100.00%
Voya SmallCap Opportunities Portfolio	99.62%
The Portfolios designate the following amounts of long-term capital gain distributions as 20% rate long-term capital gain dividends under Internal Revenue Code Section 852(b)(3)(C):
Voya MidCap Opportunities Portfolio	$70,743,018
Voya SmallCap Opportunities Portfolio	$25,255,204
Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.
Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Trust are managed under the direction of the Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Trust and is available, without charge, upon request at (800) 992-0180.
Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Independent Trustees*:
Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Trustee	November 2007 – Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	151	DSM/Dentaquest, Boston, MA (February 2014 – Present).
John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Chairperson Trustee	January 2014 – Present January 2005 – Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 – Present).	151	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Trustee	January 2006 – Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 – Present).	151	Wisconsin Energy Corporation (June 2006 – Present); The Royce Funds (23 funds) (December 2009 – Present); and AMICA Mutual Insurance Company (1992 – Present).
Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258 Age: 67	Trustee	August 2015 – Present	Retired. Formerly, President and Chief Executive Officer, Connecticut Children’s Medical Center (May 2006 – November 2015).	151	None.
Russell H. Jones 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 73	Trustee	May 2013 – Present	Retired.	151	None.
Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 75	Trustee	January 2005 – Present	Retired.	151	Assured Guaranty Ltd. (April 2004 – Present).
Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Trustee	May 2013 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – Present).	151	None.
Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Trustee	January 2006 – Present	Consultant (May 2001 – Present).	151	None.
Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Trustee	October 2015 – Present	Retired. Formerly, President, Bond Division, Fidelity Management and Research (June 2009 – September 2012).	151	None.

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 72	Trustee	February 2002 – Present	Retired.	151	None.
Trustee who is an “interested person”:
Shaun P. Mathews(3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Trustee	November 2007 – Present	President and Chief Executive Officer, Voya Investments, LLC (December 2006 – Present).	151	Voya Capital Corporation, LLC and Voya Investments Distributor, LLC (December 2005 – Present); Voya Funds Services, LLC, Voya Investments, LLC and Voya Investment Management (March 2006 – Present); and Voya Investment Trust Co. (April 2009 – Present).

(1)
Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of each Portfolio (“Independent Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

(2)
For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Series Fund, Inc.; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of January 31, 2018.

(3)
Mr. Mathews is deemed to be an “interested person” of the Trust as defined in the 1940 Act, because of his current affiliation with the Voya funds, Voya Financial, Inc. or Voya Financial, Inc.’s affiliates.

*
Effective December 31, 2017, Peter S. Drotch retired as a Trustee of the Board.

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	President and Chief Executive Officer	November 2006 – Present	President and Chief Executive Officer, Voya Investments, LLC (December 2006 – Present).
Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Executive Vice President	February 2002 – Present	Managing Director and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (March 2012 – Present). Formerly, Chief Compliance Officer, Directed Services LLC and Voya Investments, LLC (March 2011 – December 2013).
Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 67	Executive Vice President Chief Investment Risk Officer	November 1999 – Present September 2009 – Present	Executive Vice President, Voya Investments, LLC (July 2000 – Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003 – Present).
Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Chief Compliance Officer	February 2012 – Present	Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (February 2012 – Present).
Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 – Present	Senior Vice President, Voya Investments, LLC and Voya Funds Services, LLC (April 2005 – Present).
Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Senior Vice President	November 2003 – Present	Senior Vice President, Voya Investments, LLC (September 2003 – Present).
Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Senior Vice President	May 2006 – Present	Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (March 2006 – Present).
Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Vice President and Treasurer	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2012 – Present).
Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Vice President	September 2004 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (September 2004 – Present).
Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Vice President	February 2003 – Present	Vice President, Voya Funds Services, LLC (February 1996 – Present) and Voya Investments, LLC (October 2004 – Present); Vice President and Anti-Money Laundering Officer, Voya Investments Distributor, LLC (April 2010 – Present). Anti-Money Laundering Officer, Voya Financial, Inc. (January 2013 – Present); and Anti-Money Laundering Officer, Voya Investment Management Trust Co. (October 2012 – Present).
Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Vice President	September 2014 – Present	Vice President, Voya Investments, LLC (October 2015 – Present). Formerly, Vice President, Voya Funds Services, LLC (April 2014 – October 2015). Formerly, Director, Compliance, AXA Rosenberg Global Services, LLC (September 1997 – March 2014).

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Micheline S. Faver 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 40	Vice President	September 2016 – Present	Vice President, Head of Fund Compliance, Voya Investments LLC, and Chief Compliance Officer for Voya Investments, LLC and Directed Services, LLC (June 2016 – Present). Formerly, Vice President, Mutual Fund Compliance (March 2014 – June 2016); Assistant Vice President, Mutual Fund Compliance (May 2013 – March 2014); Assistant Vice President, Senior Project Manager (May 2008 – May 2013).
Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Vice President	November 1999 – Present	Vice President, Voya Funds Services, LLC (November 1995 – Present) and Voya Investments, LLC (August 1997 – Present).
Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 41	Vice President	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2007 – Present).
Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Vice President	March 2006 – Present	Vice President – Mutual Fund Product Development, Voya Investments, LLC (July 2012 – Present); Vice President, Voya Family of Funds (March 2010 – Present) and Vice President, Voya Funds Services, LLC (March 2006 – Present).
Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Vice President	May 2013 – Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 – Present). Formerly, Vice President – Director of Tax, Voya Funds Services, LLC (March 2013 – October 2015). Formerly, Assistant Vice President – Director of Tax, Voya Funds Services, LLC (March 2008 – February 2013).
Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Secretary	August 2003 – Present	Senior Vice President and Chief Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).
Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Assistant Secretary	June 2010 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).
Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Assistant Secretary	August 2003 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).

(1)
The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT Management Contracts AND SUB-ADVISORY CONTRACTS
At a meeting held on November 16, 2017, the Board, including a majority of the Independent Trustees, considered and approved the renewal of the investment management contracts (the “Management Contracts”) between Voya Investments, LLC (the “Manager”) and Voya Variable Products Trust (the “Trust”), on behalf of Voya MidCap Opportunities Portfolio and Voya SmallCap Opportunities Portfolio, each a series of the Trust (“the Portfolios”), and the sub-advisory contracts (the “Sub-Advisory Contracts”) with Voya Investment Management Co. LLC, the sub-adviser to each Portfolio (the “Sub-Adviser”), for an additional one year period ending November 30, 2018. In determining to renew such contracts, the Board took into account information furnished to it throughout the year at meetings of the Board and its committees, including regarding performance, expenses, and other matters.
In addition to the Board meeting on November 16, 2017, the Independent Trustees also held meetings outside the presence of personnel representing the Manager or Sub-Adviser (collectively, such persons are referred to herein as “Management”) on October 12, 2017, and November 14, 2017, specifically to review and consider materials related to the proposed continuance of each Management Contract and Sub-Advisory Contract that they believed to be relevant to the renewal of the Management Contracts and Sub-Advisory Contracts in light of the legal advice furnished to them by K&L Gates LLP, their independent legal counsel, and their own business judgment. Subsequent references herein to factors considered and determinations made by the Independent Trustees and/or the Board include, as applicable, factors considered and determinations made at those meetings by the Independent Trustees. While the Board considered the renewal of the management contracts and sub-advisory contracts for all of the applicable investment companies in the Voya family of funds at the same meetings, the Board considered each Voya fund’s investment management and sub-advisory relationships separately.
The Board follows a structured process pursuant to which it seeks and considers relevant information when it evaluates whether to renew existing investment management and sub-advisory contracts for the Voya funds. The Board has established a Contracts Committee and three Investment Review Committees (the “IRCs”), each of which includes only Independent Trustees as members. The Contracts Committee provides oversight with respect to the management and sub-advisory contracts approval and renewal process, and each IRC provides oversight throughout the year regarding the investment performance of the sub-adviser, as well as the Manager’s role in monitoring the sub-adviser, with respect to each Voya fund that is assigned to that IRC.
The Contracts Committee oversees, and annually recommends Board approval of updates to, a methodology guide for the Voya funds (“Methodology Guide”). The Methodology Guide sets out a framework pursuant to which the Independent Trustees request, and Management provides, certain information that the Independent Trustees deem to be important or potentially relevant. The Independent Trustees retain the services of an independent consultant with experience in the mutual fund industry to assist the Contracts Committee in developing and recommending to the Board: (1) a selected peer group of investment companies for each Portfolio (“Selected Peer Group”) based on that Portfolio’s particular attributes, such as fund type and size, fund category (as determined by Morningstar, Inc., an independent provider of mutual fund data (“Morningstar”)), sales channels and structure and the Portfolio share class being compared to the Selected Peer Group, and (2) updates to the Methodology Guide with respect to the content and format of various data including, but not limited to, investment performance, fee structure, and expense information prepared in connection with the renewal process.
Provided below is an overview of certain material factors that the Board considered at its meetings regarding the renewal of the Management Contracts and Sub-Advisory Contracts and the compensation to be paid thereunder. Board members did not identify any particular information or factor that was overarching, and each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Portfolio’s investment management and sub-advisory arrangements.
Nature, Extent and Quality of Services
The Manager oversees, subject to the authority of the Board, the provision of all investment advisory and portfolio management services for the Portfolios, but may delegate certain of these responsibilities to one or more sub-advisers. In addition, the Manager provides administrative services reasonably necessary for the operation of the Portfolios as set forth in the Management Contracts, including oversight of the Portfolios’ operations and risk management and the oversight of their various other service providers.
The Board considered the “manager-of-managers” platform of the Voya funds that has been developed by the Manager pursuant to which the Manager selects, subject to the Board’s approval, experienced sub-advisers to provide

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

day-to-day management services to all or a portion of each Voya fund. The Board recognized that the Manager is responsible for monitoring the investment program, performance, developments, ongoing operations, and regulatory compliance of the Sub-Adviser with respect to the Portfolios under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Manager has developed to provide this ongoing oversight and due diligence with respect to the sub-advisers and to advocate or recommend, when it believes appropriate, changes in investment strategies or investment sub-advisers designed to assist in improving a Voya fund’s performance. The Board was advised that, in connection with the Manager’s performance of these duties, the Manager has developed an oversight process formulated by its Manager Research & Selection Group which reviews, among other matters, performance data, the Sub-Adviser’s management team, portfolio data and attribution analysis related to the Sub-Adviser through various means, including, but not limited to, in-person meetings, on-site visits, and telephonic meetings with the Sub-Adviser.
Further, the Board considered periodic compliance reports it receives from the Trust’s Chief Compliance Officer evaluating whether the regulatory compliance systems and procedures of the Manager and the Sub-Adviser are reasonably designed to ensure compliance with the federal securities laws and whether the investment policies and restrictions for each Portfolio are consistently complied with, and other periodic reports covering related matters.
The Board considered the portfolio management team assigned by the Sub-Adviser to the Portfolios and the level of resources committed to the Portfolios (and other relevant funds in the Voya funds) by the Manager and the Sub-Adviser, and whether those resources are sufficient to provide high-quality services to the Portfolios.
Based on their deliberations and the materials presented to them, the Board concluded that the nature, extent and quality of the overall services provided by the Manager and the Sub-Adviser under the Management Contracts and Sub-Advisory Contracts were appropriate.
Portfolio Performance
In assessing investment management and sub-advisory relationships, the Board placed emphasis on the investment returns of each Portfolio, including its investment performance over certain time periods compared to the Portfolio’s Morningstar category, Selected Peer Group and primary benchmark. The Board also considered information from the Manager Research & Selection Group and received reports summarizing a separate analysis of each Portfolio’s performance and risk, including risk-adjusted investment return information, by the Trust’s Chief Investment Risk Officer.
Economies of Scale
When evaluating the reasonableness of management fee schedules, the Board considered whether economies of scale have been or likely will be realized by the Manager and the Sub-Adviser as a Portfolio grows larger and the extent to which any such economies are reflected in contractual fee schedules. In this regard, the Board noted any breakpoints in management fee schedules that will result in a lower management fee rate when a Portfolio achieves sufficient asset levels to receive a breakpoint discount. The Board also considered that, in addition to the management fee breakpoints, they may have fee waiver and/or expense reimbursement arrangements. The Board considered the extent to which economies of scale realized by the Manager or the Sub-Adviser could be shared with each Portfolio through such fee waivers, expense reimbursements or other expense reductions. In evaluating these matters, the Independent Trustees also considered periodic management reports, Selected Peer Group comparisons, and industry information regarding economies of scale.
Information Regarding Services to Other Clients
The Board considered information regarding the nature of services, performance, and fee schedules offered by the Manager and the Sub-Adviser to other clients with similar investment objectives, if applicable, including other registered investment companies and relevant institutional accounts. When the fee schedules offered to or the performance of other clients differed materially from a Portfolio, the Board took into account the underlying rationale provided by the Manager or the Sub-Adviser, as applicable, for these differences. The Board also considered that the fee schedules charged to the Portfolios and other institutional clients of the Manager or the Sub-Adviser (including other investment companies) and the performance of the Portfolios and the other accounts, as applicable, may differ materially due to, among other reasons: differences in services; different regulatory requirements associated with registered investment companies; market differences in fee schedules that existed when a Portfolio first was organized; differences in the original sponsors; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.
Fee Schedules, Profitability, and Fall-out Benefits
The Board reviewed and considered the contractual management fee schedule payable by each Portfolio to the

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Manager compared to the Portfolio’s Selected Peer Group. The Board also considered the contractual sub-advisory fee schedule payable by the Manager to the Sub-Adviser for sub-advisory services for each Portfolio, including the portion of the contractual management fee rates that are paid to the Sub-Adviser, as compared to the portion retained by the Manager. In addition, the Board considered any fee waivers, expense limitations, and/or recoupment arrangements that apply to the fees payable by the Portfolios, including whether the Manager intends to propose any changes thereto. For each Portfolio, the Board separately determined that the fees payable to the Manager and the fee schedule payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.
For each Portfolio, the Board considered information on revenues, costs and profits or losses realized by the Manager and the Voya-affiliated Sub-Adviser. In analyzing the profitability of the Manager and its affiliated service providers in connection with services they render to a Portfolio, the Board took into account the sub-advisory fee rate payable by the Manager to the Sub-Adviser. The Board also considered the profitability of the Manager and its affiliated Sub-Adviser attributable to servicing each Portfolio both with and without taking into account the profitability of the distributor of the Portfolios and both before and after giving effect to any expenses incurred by the Manager or the affiliated Sub-Adviser in making payments to affiliated insurance companies.
Although the Methodology Guide establishes a framework for profit calculation, the Board recognized that there is no uniform methodology within the asset management industry for determining profitability for this purpose. The Board also recognized that the use of different reasonable methodologies can give rise to dramatically different reported profit and loss results with respect to the Manager and the Voya-affiliated Sub-Adviser, as well as other industry participants with whom the profits of the Manager and its affiliated Sub-Adviser could be compared. In addition, the Board recognized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios’ operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability, and that the information presented may not portray all of the costs borne by the Manager or reflect all risks, including entrepreneurial, regulatory, legal and operational risks, associated with offering and managing a mutual fund complex in the current regulatory and market environment.
The Board also considered that the Manager is entitled to earn a reasonable level of profits for the services that it provides to the Portfolios. The Board also received information regarding the potential fall-out benefits to the Manager and Sub-Adviser and their respective affiliates from their association with the Portfolios, including their ability to engage in soft-dollar transactions on behalf of the Portfolios. Following its reviews, the Board determined that the Manager’s and the Voya-affiliated Sub-Adviser’s profitability with respect to their services to the Portfolios and the Manager and Sub-Adviser’s potential fall-out benefits were not unreasonable.
Portfolio-by-Portfolio Analysis
Set forth below are certain of the specific factors that the Board considered, and the conclusions reached, at its October 12, 2017, November 14, 2017, and/or November 16, 2017 meetings in relation to approving each Portfolio’s Management Contracts and Sub-Advisory Contracts. These specific factors are in addition to those considerations discussed above. In each case, the Portfolio’s performance was compared to its Morningstar category, as well as its primary benchmark, a broad-based securities market index that appears in the Portfolio’s prospectus. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. The performance data provided to the Board primarily was for various periods ended March 31, 2017. In addition, the Board also considered at its October 12, 2017, November 14, 2017, and November 16, 2017 meetings certain additional data regarding performance and Portfolio asset levels and flows as of August 31, 2017, and September 30, 2017. Each Portfolio’s management fee and expense ratio were compared to the fees and expense ratios of the funds in its Selected Peer Group.
Voya MidCap Opportunities Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya MidCap Opportunities Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2017: (1) the Portfolio outperformed its Morningstar category average for all periods presented; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the five-year period, during which it underperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the three-year and ten-year periods, the second quintile for the year-to-date and five-year periods, and the third quintile for the one-year period.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the contractual management fee rate for the Portfolio is below the median and equal to the average management fees of the funds in its Selected Peer Group; and (b) the net expense ratio for the Portfolio is below the median and the average net expense ratios of the funds in its Selected Peer Group.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2018. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya SmallCap Opportunities Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya SmallCap Opportunities Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2017: (1) the Portfolio outperformed its Morningstar category average for all periods presented;
(2) the Portfolio outperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the three-year, five-year and ten-year periods, and the second quintile for the year-to-date and one-year periods.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the contractual management fee rate for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the net expense ratio for the Portfolio is below the median and the average net expense ratios of the funds in its Selected Peer Group.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2018. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract or variable life insurance policy and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract or variable life insurance policy and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com
VPAR-VPTADVISS2          (1217-021518)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10(a)(1), Ex-99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that Colleen D. Baldwin, Martin J. Gavin, Patrick W. Kenny, Joseph E. Obermeyer, and Roger B. Vincent are audit committee financial experts, as defined in Item 3 of Form N-CSR. Ms. Baldwin, Mr. Gavin, Mr. Kenny, Mr. Obermeyer and Mr. Vincent are “independent” for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $46,130 for the year ended December 31, 2017 and $46,130 for the year ended December 31, 2016.

(b)	Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $5,400 for the year ended December 31, 2017 and $5,050 for the year ended December 31, 2016.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $12,671 for the year ended December 31, 2017 and $10,680 for the year ended December 31, 2016. Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state, and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the year ended December 31, 2017 and $0 for the year ended December 31, 2016.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.	Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the Voya funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II.	Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III.	Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.	Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.

The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V.	Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.	Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.	Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

VIII.	Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.	Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Part of KPMG’s performance of an audit in accordance with standards of the Public Company Accounting Oversight Board (US) includes their responsibility to maintain and monitor auditor independence with respect to the Voya funds. Using a proprietary system called Sentinel, the audit team is able to identify and manage potential conflicts of interest across the member firms of the KPMG International Network and prevent the provision of prohibited services to the Voya entities that would impair KPMG independence with the respect to the Voya funds. KPMG requests pre-approval from the Voya funds Audit Committee for services provided to the Voya funds and for services to affiliated entities that relate to the financial reporting or nature of operations of the Voya Funds. Additionally, KPMG provides an annual summary of the fees for services that have commenced for Voya funds and Affiliates.

Last Approved: November 11, 2016

Appendix A
Pre-Approved Audit Services for the Pre-Approval Period January 1, 2017 through December 31, 2017

Service	The Fund(s)	Fee Range

Statutory audits or financial audits (including tax services associated with audit services)	√	As presented to Audit Committee[1]

Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.	√	Not to exceed $9,750 per filing

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.	√	Not to exceed $8,000 during the Pre-Approval Period

Seed capital audit and related review and issuance of consent on the N-2 registration statement	√	Not to exceed $14,750 per audit

Audit of summary portfolio of investments	√	Not to exceed $565 per fund

[1]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2017 through December 31, 2017

Service	The Fund(s)	Fund Affiliates	Fee Range

Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	√	√	Not to exceed $10,000 per merger

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]	√		Not to exceed $5,000 per occurrence during the Pre-Approval Period

Review of the Funds’ semi-annual and quarterly financial statements	√		Not to exceed $2,700 per set of financial statements per fund

Reports to regulatory or government agencies related to the annual engagement	√		Up to $5,000 per occurrence during the Pre-Approval Period

Regulatory compliance assistance	√	√	Not to exceed $5,000 per quarter

Training courses		√	Not to exceed $5,000 per course

For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	√		Not to exceed $9,450 per quarter

Appendix C

Pre-Approved Tax Services for the Pre-Approval Period January 1, 2017 through December 31, 2017

Service	The Fund(s)	Fund Affiliates	Fee Range

Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	√		As presented to Audit Committee[2]

Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	√		As presented to Audit Committee[2]

Assistance and advice regarding year-end reporting for 1099’s, as requested	√		As presented to Audit Committee[2]

Tax assistance and advice regarding statutory, regulatory or administrative developments	√	√	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

[2]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix C, continued

Pre-Approved Tax Services for the Pre-Approval Period January 1, 2017 through December 31, 2017

Service	The Fund(s)	Fund Affiliates	Fee Range

Tax training courses		√	Not to exceed $5,000 per course during the Pre-Approval Period

Tax services associated with Fund mergers	√	√	Not to exceed $4,000 per fund per merger during the Pre-Approval Period

Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations.	√		Not to exceed $120,000 during the Pre-Approval Period

Appendix D
Pre-Approved Other Services for the Pre-Approval Period January 1, 2017 through December 31, 2017

Service	The Fund(s)	Fund Affiliates	Fee Range

Agreed-upon procedures for Class B share 12b-1 programs		√	Not to exceed $60,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

Cost to be borne 50% by the Funds and 50% by Voya Investments, LLC.

	√	√	Not to exceed $5,700 per Fund during the Pre-Approval Period

Agreed upon procedures for 15 (c) FACT Books	√		Not to exceed $50,000 during the Pre-Approval Period

Appendix E

Prohibited Non-Audit Services
Dated:    January 1, 2017 to December 31, 2017

•	Bookkeeping or other services related to the accounting records or financial statements of the Funds

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

EXHIBIT A

VOYA ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

VOYA BALANCED PORTFOLIO, INC.

VOYA EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

VOYA EQUITY TRUST

VOYA FUNDS TRUST

VOYA GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

VOYA GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

VOYA GOVERNMENT MONEY MARKET PORTFOLIO

VOYA INFRASTRUCTURE, INDUSTRIALS, AND MATERIALS FUND

VOYA INTERMEDIATE BOND PORTFOLIO

VOYA INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

VOYA INVESTORS TRUST

VOYA MUTUAL FUNDS

VOYA PARTNERS, INC.

VOYA PRIME RATE TRUST

VOYA NATURAL RESOURCES EQUITY INCOME FUND

VOYA SENIOR INCOME FUND

VOYA SEPARATE PORTFOLIOS TRUST

VOYA SERIES FUND, INC.

VOYA STRATEGIC ALLOCATIONS PORTFOLIOS, INC.
VOYA VARIABLE FUNDS

VOYA VARIABLE INSURANCE TRUST

VOYA VARIABLE PORTFOLIOS INC,

VOYA VARIABLE PRODUCTS TRUST

(e)(2)	Percentage of services referred to in 4(b) – (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%

Not applicable.

(g)	Non-Audit Fees: The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to each Registrant by the independent registered public accounting firm for each Registrant’s fiscal years ended December 31, 2017 and December 31, 2016; and (ii) the aggregate non-audit fees billed to the investment adviser, or any of its affiliates that provide ongoing services to the registrant, by the independent registered public accounting firm for the same time periods.

Registrant/Investment Adviser	2017	2016
Voya Variable Products Trust	$18,071	$15,730
Voya Investments, LLC (1)	$122,200	$93,650

(1) Each Registrant’s investment adviser and any of its affiliates, which are subsidiaries of Voya Financial, Inc.

(h)	Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Complete schedule of investments filed herein.

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees

Voya Variable Products Trust:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Voya MidCap Opportunities Portfolio and Voya SmallCap Opportunities Portfolio (the “Funds”), each a series of Voya Variable Products Trust, including the summary portfolios of investments, as of December 31, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the related notes (collectively, the "financial statements"), the financial highlights for each of the years or periods in the five-year period then ended (the financial statements and financial highlights are included in Item 1 of this Form N-CSR), and the portfolios of investments as of December 31, 2017 (included in Item 6 of this Form N-CSR). In our opinion, the financial statements, financial highlights, and portfolios of investments referred to above present fairly, in all material respects, the financial position of the Funds as of December 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements, financial highlights, and portfolios of investments are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements, financial highlights, and portfolios of investments based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, financial highlights, and portfolios of investments are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, financial highlights, and portfolios of investments, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements, financial highlights, and portfolios of investments. Such procedures also included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Voya investment companies since 1975.

Boston, Massachusetts

February 15, 2018

Voya MidCap Opportunities Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.2%
		Consumer Discretionary: 17.6%
726,524		Aramark	31,051,636	1.4
415,955		Brunswick Corp.	22,969,035	1.0
374,957	(1)	Burlington Stores, Inc.	46,130,960	2.1
472,040	(1)	Dollar Tree, Inc.	50,654,612	2.3
156,426		Domino's Pizza, Inc.	29,558,257	1.3
348,950		Hasbro, Inc.	31,716,066	1.4
540,452		Hilton Worldwide Holdings, Inc.	43,160,497	2.0
513,213	(1)	Live Nation Entertainment, Inc.	21,847,477	1.0
133,756		Marriott International, Inc.	18,154,702	0.8
1,097,766	(1)	Michaels Cos, Inc.	26,554,960	1.2
116,458	(1)	O'Reilly Automotive, Inc.	28,012,807	1.3
266,833		Ross Stores, Inc.	21,413,348	1.0
375,584		Tapestry, Inc.	16,612,080	0.8
			387,836,437	17.6

		Consumer Staples: 4.0%
894,797		Church & Dwight Co., Inc.	44,891,966	2.1
254,291	(1)	Monster Beverage Corp.	16,094,077	0.7
436,821		Sysco Corp.	26,528,139	1.2
			87,514,182	4.0

		Energy: 2.3%
236,695	(1)	Diamondback Energy, Inc.	29,882,744	1.4
363,534		EQT Corp.	20,692,355	0.9
			50,575,099	2.3

		Financials: 7.4%
277,575		Ameriprise Financial, Inc.	47,040,635	2.1
711,571		Citizens Financial Group, Inc.	29,871,751	1.4
15,080		Intercontinental Exchange, Inc.	1,064,045	0.0
138,205		MarketAxess Holdings, Inc.	27,882,859	1.3
1,010,886		Progressive Corp.	56,933,099	2.6
			162,792,389	7.4

		Health Care: 13.8%
477,513		Agilent Technologies, Inc.	31,979,046	1.4
151,112	(1)	Align Technology, Inc.	33,575,575	1.5
287,801	(1)	BioMarin Pharmaceutical, Inc.	25,663,215	1.2
323,670	(1)	Centene Corp.	32,651,830	1.5
26,618		Cooper Cos., Inc.	5,799,530	0.3
207,809	(1)	Edwards Lifesciences Corp.	23,422,152	1.1
341,723	(1)	Exact Sciences Corp.	17,954,127	0.8
1,003,173	(1)	Exelixis, Inc.	30,496,459	1.4
115,326	(1)	Veeva Systems, Inc.	6,375,221	0.3
203,285	(1)	Waters Corp.	39,272,629	1.8
775,873		Zoetis, Inc.	55,893,891	2.5
			303,083,675	13.8

		Industrials: 17.0%
529,546		American Airlines Group, Inc.	27,552,278	1.3
491,499		Ametek, Inc.	35,618,933	1.6
359,493		Ingersoll-Rand PLC - Class A	32,063,181	1.5
156,561		L3 Technologies, Inc.	30,975,594	1.4
826,034		Masco Corp.	36,295,934	1.6
377,608		Owens Corning, Inc.	34,717,280	1.6
256,740		Parker Hannifin Corp.	51,240,169	2.3
876,455	(1)	Quanta Services, Inc.	34,278,155	1.6
130,686		Stanley Black & Decker, Inc.	22,176,107	1.0
431,981		Waste Connections, Inc.	30,644,732	1.4
413,021	(1)	XPO Logistics, Inc.	37,828,593	1.7
			373,390,956	17.0

		Information Technology: 26.9%
599,550		Amphenol Corp.	52,640,490	2.4
50,810	(1)	Ciena Corp.	1,063,453	0.0
454,522		Fidelity National Information Services, Inc.	42,765,975	1.9
268,673	(1)	Fiserv, Inc.	35,231,091	1.6
629,505		Flir Systems, Inc.	29,347,523	1.3
879,815	(1)	Fortinet, Inc.	38,439,117	1.8
141,243	(1)	Gartner, Inc.	17,394,076	0.8
234,435		Lam Research Corp.	43,152,450	2.0
268,508		LogMeIn, Inc.	30,744,166	1.4
602,090		Microchip Technology, Inc.	52,911,669	2.4
309,157		Motorola Solutions, Inc.	27,929,243	1.3
249,557	(1)	Palo Alto Networks, Inc.	36,170,792	1.6
416,705		Paychex, Inc.	28,369,276	1.3
178,033	(1)	Red Hat, Inc.	21,381,763	1.0
11,347		Skyworks Solutions, Inc.	1,077,398	0.1
779,802		SS&C Technologies Holdings, Inc.	31,566,385	1.4
661,985	(1),(2)	Vantiv, Inc.	48,688,997	2.2
425,999	(1),(2)	VMware, Inc.	53,386,195	2.4
			592,260,059	26.9

		Materials: 6.1%
935,110	(1)	Axalta Coating Systems Ltd.	30,260,159	1.4
411,651	(1)	Berry Plastics Group, Inc.	24,151,564	1.1
564,100	(1)	Crown Holdings, Inc.	31,730,625	1.5
141,492		Huntsman Corp.	4,710,269	0.2
350,578		Packaging Corp. of America	42,262,178	1.9
			133,114,795	6.1

		Real Estate: 3.1%
328,569		Equity Lifestyle Properties, Inc.	29,249,212	1.3
237,871	(1)	SBA Communications Corp.	38,858,607	1.8
			68,107,819	3.1

	Total Common Stock
	(Cost $1,866,840,191)		2,158,675,411	98.2

Voya MidCap Opportunities Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 4.5%
	Securities Lending Collateral(3): 3.2%
3,526,002	Bank of Montreal, Repurchase Agreement dated 12/29/17, 1.35%, due 01/02/18 (Repurchase Amount $3,526,524, collateralized by various U.S. Government Securities, 0.125%-5.250%, Market Value plus accrued interest $3,596,526, due 04/30/18-02/15/45)	3,526,002	0.1
16,762,047	Cantor Fitzgerald, Repurchase Agreement dated 12/29/17, 1.41%, due 01/02/18 (Repurchase Amount $16,764,637, collateralized by various U.S. Government\U.S. Government Agency Obligations, 0.000%-8.500%, Market Value plus accrued interest $17,097,288, due 01/31/18-06/20/63)	16,762,047	0.8
16,762,047	Daiwa Capital Markets, Repurchase Agreement dated 12/29/17, 1.43%, due 01/02/18 (Repurchase Amount $16,764,674, collateralized by various U.S. Government\U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $17,097,288, due 01/11/18-12/01/51)	16,762,047	0.7
16,762,047	HSBC Securities USA, Repurchase Agreement dated 12/29/17, 1.38%, due 01/02/18 (Repurchase Amount $16,764,582, collateralized by various U.S. Government Securities, 0.000%-0.375%, Market Value plus accrued interest $17,097,430, due 05/15/18-08/15/46)	16,762,047	0.8
16,762,047	State of Wisconsin Investment Board, Repurchase Agreement dated 12/29/17, 1.63%, due 01/02/18 (Repurchase Amount $16,765,041, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $17,227,522, due 01/15/19-02/15/46)	16,762,047	0.8
		70,574,190	3.2

Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.3%
28,980,000	(4) BlackRock Liquidity Funds, FedFund, Institutional Class, 1.170%
	(Cost $28,980,000)	28,980,000	1.3

	Total Short-Term Investments
	(Cost $99,554,190)	99,554,190	4.5

	Total Investments in Securities (Cost $1,966,394,381)	$2,258,229,601	102.7
	Liabilities in Excess of Other Assets	(60,249,111)	(2.7)
	Net Assets	$2,197,980,490	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Non-income producing security.
(2)	Security, or a portion of the security, is on loan.
(3)	Represents securities purchased with cash collateral received for securities on loan.
(4)	Rate shown is the 7-day yield as of December 31, 2017.

Voya SmallCap Opportunities Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017

Shares			Value	Percentage of Net Assets
COMMON STOCK: 96.4%
		Consumer Discretionary: 16.7%
91,036		AMC Entertainment Holdings, Inc.	1,374,644	0.3
168,155	(1),(2)	American Outdoor Brands Corp.	2,159,110	0.5
104,694	(2)	At Home Group, Inc.	3,181,651	0.8
88,482	(1)	Big Lots, Inc.	4,968,264	1.2
105,235		Boyd Gaming Corp.	3,688,487	0.9
29,350	(2)	Bright Horizons Family Solutions, Inc.	2,758,900	0.7
76,816		Camping World Holdings, Inc.	3,435,980	0.8
44,210	(1)	Cheesecake Factory	2,130,038	0.5
29,568	(1)	Childrens Place Retail Stores, Inc.	4,297,709	1.1
122,236		Dana, Inc.	3,912,774	1.0
52,058	(2)	Dave & Buster's Entertainment, Inc.	2,872,040	0.7
110,244	(2)	Del Taco Restaurants, Inc.	1,336,157	0.3
92,185	(1),(2)	Eldorado Resorts, Inc.	3,055,933	0.7
166,714		Extended Stay America, Inc.	3,167,566	0.8
12,875	(1),(2)	iRobot Corp.	987,512	0.2
33,585		Jack in the Box, Inc.	3,295,024	0.8
34,527		Lithia Motors, Inc.	3,921,922	1.0
94,697	(2)	Nautilus, Inc.	1,264,205	0.3
36,730		Nutri/System, Inc.	1,931,998	0.5
110,162	(2)	Planet Fitness, Inc.	3,814,910	0.9
83,290	(2)	Sotheby's	4,297,764	1.1
43,660	(1)	Sturm Ruger & Co., Inc.	2,438,411	0.6
21,190	(2)	TopBuild Corp.	1,604,931	0.4
53,861	(2)	Universal Electronics, Inc.	2,544,932	0.6
			68,440,862	16.7

		Consumer Staples: 1.1%
76,128	(2)	Blue Buffalo Pet Products, Inc.	2,496,237	0.6
95,590	(1)	Vector Group Ltd.	2,139,304	0.5
			4,635,541	1.1

		Energy: 1.6%
115,916	(1),(2)	Carrizo Oil & Gas, Inc.	2,466,693	0.6
20,346	(2)	Dril-Quip, Inc.	970,504	0.3
61,452	(2)	Unit Corp.	1,351,944	0.3
54,445	(1)	US Silica Holdings, Inc.	1,772,729	0.4
			6,561,870	1.6

		Financials: 6.3%
30,845		Amerisafe, Inc.	1,900,052	0.5
190,586		Home Bancshares, Inc./Conway AR	4,431,124	1.1
67,706		Houlihan Lokey, Inc.	3,075,884	0.7
193,818	(2)	MGIC Investment Corp.	2,734,772	0.7
71,515		Moelis & Co.	3,468,478	0.8
162,952		OM Asset Management Plc	2,729,446	0.7
26,410		Pinnacle Financial Partners, Inc.	1,750,983	0.4
24,462		Primerica, Inc.	2,484,116	0.6
36,886	(2)	Texas Capital Bancshares, Inc.	3,279,165	0.8
			25,854,020	6.3

		Health Care: 22.1%
28,166	(1),(2)	Aerie Pharmaceuticals, Inc.	1,682,919	0.4
59,981	(2)	Amedisys, Inc.	3,161,599	0.8
117,410	(2)	Amicus Therapeutics, Inc.	1,689,530	0.4
11,397	(2)	Bluebird Bio, Inc.	2,029,806	0.5
107,790	(2)	Catalent, Inc.	4,428,013	1.1
18,066		Chemed Corp.	4,390,399	1.1
31,371	(2)	Clovis Oncology, Inc.	2,133,228	0.5
73,464	(2)	Dermira, Inc.	2,043,034	0.5
60,130	(2)	Epizyme, Inc.	754,632	0.2
51,338	(2)	Exact Sciences Corp.	2,697,299	0.6
48,387	(2)	FibroGen, Inc.	2,293,544	0.5
80,589	(2)	HealthEquity, Inc.	3,760,283	0.9
103,484		Healthsouth Corp.	5,113,144	1.2
29,322		Hill-Rom Holdings, Inc.	2,471,551	0.6
44,193	(2)	INC Research Holdings, Inc.	1,926,815	0.5
53,720	(2)	Insmed Inc.	1,674,990	0.4
72,880	(1),(2)	Lexicon Pharmaceuticals, Inc.	720,054	0.2
22,440	(2)	Loxo Oncology, Inc.	1,888,999	0.4
57,858	(2)	MacroGenics, Inc.	1,099,302	0.3
29,468	(2)	Magellan Health, Inc.	2,845,135	0.7
21,168	(2)	Masimo Corp.	1,795,046	0.4
69,257	(2)	Medidata Solutions, Inc.	4,388,816	1.1
101,737	(2)	Merit Medical Systems, Inc.	4,395,038	1.1
29,936	(2)	Natus Medical, Inc.	1,143,555	0.3
57,070	(2)	Nektar Therapeutics	3,408,220	0.8
42,054	(2)	NuVasive, Inc.	2,459,739	0.6
33,060	(2)	Omnicell, Inc.	1,603,410	0.4
42,475	(2)	Pacira Pharmaceuticals, Inc.	1,938,984	0.5
33,815	(2)	Portola Pharmaceuticals, Inc.	1,646,114	0.4
48,470	(2)	PRA Health Sciences, Inc.	4,414,163	1.1
83,081	(2)	Prestige Brands Holdings, Inc.	3,689,627	0.9
30,915	(1),(2)	Prothena Corp. PLC	1,159,003	0.3
17,089	(2)	Puma Biotechnology, Inc.	1,689,248	0.4
54,661	(1),(2)	Radius Health, Inc.	1,736,580	0.4
38,092	(1),(2)	Sarepta Therapeutics, Inc.	2,119,439	0.5
173,834	(2)	Select Medical Holdings Corp.	3,068,170	0.7
246,480	(1),(2)	TherapeuticsMD, Inc.	1,488,739	0.4
			90,948,167	22.1

		Industrials: 17.6%
125,525		Actuant Corp.	3,175,782	0.8
28,090	(1)	Allegiant Travel Co.	4,346,927	1.1
71,700	(2)	Beacon Roofing Supply, Inc.	4,571,592	1.1
63,698		Brink's Co.	5,013,033	1.2
47,547		CIRCOR International, Inc.	2,314,588	0.6
34,646		Curtiss-Wright Corp.	4,221,615	1.0
55,713		EMCOR Group, Inc.	4,554,538	1.1
37,576		EnPro Industries, Inc.	3,513,732	0.9

Voya SmallCap Opportunities Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Industrials: (continued)
65,579		Granite Construction, Inc.	4,159,676	1.0
65,848		Healthcare Services Group, Inc.	3,471,507	0.8
117,276		Knight-Swift Transportation Holdings, Inc.	5,127,307	1.2
158,470		Knoll, Inc.	3,651,149	0.9
28,373		Korn/Ferry International	1,174,075	0.3
36,654		Lindsay Corp.	3,232,883	0.8
46,539		Matthews International Corp.	2,457,259	0.6
33,643		Regal Beloit Corp.	2,577,054	0.6
34,955	(2)	Saia, Inc.	2,473,066	0.6
60,567		Simpson Manufacturing Co., Inc.	3,477,151	0.8
20,367		Tennant Co.	1,479,662	0.4
46,059		Watts Water Technologies, Inc.	3,498,181	0.9
50,971		Woodward, Inc.	3,901,320	0.9
			72,392,097	17.6

		Information Technology: 19.8%
38,310	(1),(2)	Acacia Communications, Inc.	1,387,971	0.3
93,849	(2)	Alteryx, Inc.	2,371,564	0.6
108,821	(2)	Blackhawk Network Holdings, Inc.	3,879,469	0.9
57,618	(2)	CalAmp Corp.	1,234,754	0.3
82,358	(2)	Coupa Software, Inc.	2,571,217	0.6
33,044	(2)	Cray, Inc.	799,665	0.2
48,045	(1),(2)	Ellie Mae, Inc.	4,295,223	1.0
42,954	(2)	EPAM Systems, Inc.	4,614,548	1.1
38,773	(2)	Euronet Worldwide, Inc.	3,267,401	0.8
28,725		Fair Isaac Corp.	4,400,670	1.1
80,092	(2)	Five9, Inc.	1,992,689	0.5
46,579	(2)	Guidewire Software, Inc.	3,458,956	0.8
100,518	(1),(2)	Impinj, Inc.	2,264,671	0.5
121,518	(1),(2)	Integrated Device Technology, Inc.	3,612,730	0.9
59,777		j2 Global, Inc.	4,485,068	1.1
20,932		Littelfuse, Inc.	4,140,768	1.0
56,173	(2)	Manhattan Associates, Inc.	2,782,810	0.7
44,644	(2)	Microsemi Corp.	2,305,863	0.6
25,384		MKS Instruments, Inc.	2,398,788	0.6
29,371		Monolithic Power Systems, Inc.	3,300,126	0.8
90,558	(2)	Netscout Systems, Inc.	2,757,491	0.7
42,038		Power Integrations, Inc.	3,091,895	0.8
48,995	(2)	Proofpoint, Inc.	4,351,246	1.1
64,999	(2)	PROS Holdings, Inc.	1,719,224	0.4
76,697	(2)	Q2 Holdings, Inc.	2,826,284	0.7
91,523	(2)	Rapid7, Inc.	1,707,819	0.4
69,180	(2)	Sanmina Corp.	2,282,940	0.6
84,645	(2)	Zendesk, Inc.	2,864,387	0.7
			81,166,237	19.8

		Materials: 6.4%
89,213		Boise Cascade Co.	3,559,599	0.9
134,246		Commercial Metals Co.	2,862,125	0.7
33,350	(1)	Compass Minerals International, Inc.	2,409,537	0.6
52,426		Greif, Inc. - Class A	3,175,967	0.8
27,007		HB Fuller Co.	1,454,867	0.3
116,713		KapStone Paper and Packaging Corp.	2,648,218	0.6
40,040		Minerals Technologies, Inc.	2,756,754	0.7
60,076		PolyOne Corp.	2,613,306	0.6
81,757		Valvoline, Inc.	2,048,830	0.5
65,400		Worthington Industries, Inc.	2,881,524	0.7
			26,410,727	6.4

		Real Estate: 2.8%
40,059		EastGroup Properties, Inc.	3,540,414	0.9
50,354		QTS Realty Trust, Inc.	2,727,173	0.7
64,820		Retail Opportunity Investments Corp.	1,293,159	0.3
151,250		Urban Edge Properties	3,855,363	0.9
			11,416,109	2.8

		Telecommunication Services: 2.0%
102,145	(2)	Boingo Wireless, Inc.	2,298,263	0.6
64,277		Cogent Communications Holdings, Inc.	2,911,748	0.7
283,571	(2)	Vonage Holdings Corp.	2,883,917	0.7
			8,093,928	2.0

	Total Common Stock
	(Cost $347,118,135)		395,919,558	96.4

EXCHANGE-TRADED FUNDS: 1.9%
42,046		iShares Russell 2000 Growth Index Fund	7,849,988	1.9

	Total Exchange-Traded Funds
	(Cost $6,598,331)		7,849,988	1.9

RIGHTS: 0.0%
		Health Care: 0.0%
29,795	(2),(3)	Dyax, Corp. - CVR	33,072	0.0

	Total Rights
	(Cost $15,806)		33,072	0.0

	Total Long-Term Investments
	(Cost $353,732,272)		403,802,618	98.3

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 8.0%
	Securities Lending Collateral(4): 7.1%
6,892,479	Bank of Nova Scotia/New York, Repurchase Agreement dated 12/29/17, 1.38%, due 01/02/18 (Repurchase Amount $6,893,521, collateralized by various U.S. Government Agency Obligations, 3.500%-4.000%, Market Value plus accrued interest $7,031,407, due 07/20/45-11/01/47)	6,892,479	1.7

Voya SmallCap Opportunities Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateral(4): (continued)
6,892,479	Jefferies LLC, Repurchase Agreement dated 12/29/17, 1.55%, due 01/02/18 (Repurchase Amount $6,893,650, collateralized by various U.S. Government\U.S. Government Agency Obligations, 0.000%-6.250%, Market Value plus accrued interest $7,030,329, due 01/10/18-12/20/47)	6,892,479	1.7
1,449,933	JPMorgan Chase & Co., Repurchase Agreement dated 12/29/17, 1.41%, due 01/02/18 (Repurchase Amount $1,450,157, collateralized by various U.S. Government Securities, 1.375%-2.125%, Market Value plus accrued interest $1,478,934, due 08/31/18-03/31/24)	1,449,933	0.3
6,892,479	Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/29/17, 1.41%, due 01/02/18 (Repurchase Amount $6,893,544, collateralized by various U.S. Government Agency Obligations, 1.982%-10.500%, Market Value plus accrued interest $7,030,329, due 01/15/18-08/01/48)	6,892,479	1.7
6,892,479	Nomura Securities, Repurchase Agreement dated 12/29/17, 1.42%, due 01/02/18 (Repurchase Amount $6,893,552, collateralized by various U.S. Government Agency Obligations, 0.000%-7.500%, Market Value plus accrued interest $7,030,329, due 04/05/18-11/20/67)	6,892,479	1.7
		29,019,849	7.1

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.9%
3,935,000	(5) BlackRock Liquidity Funds, FedFund, Institutional Class, 1.170%
	(Cost $3,935,000)	3,935,000	0.9

	Total Short-Term Investments
	(Cost $32,954,849)	32,954,849	8.0

	Total Investments in Securities (Cost $386,687,121)	$436,757,467	106.3
	Liabilities in Excess of Other Assets	(25,790,042)	(6.3)
	Net Assets	$410,967,425	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Security, or a portion of the security, is on loan.
(2)	Non-income producing security.
(3)	For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.
(4)	Represents securities purchased with cash collateral received for securities on loan.
(5)	Rate shown is the 7-day yield as of December 31, 2017.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	The Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) is attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Voya Variable Products Trust

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: March 9, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: March 9, 2018

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: March 9, 2018